                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-10765
                                                                File No. 811-249

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

         Pre-Effective Amendment No.                                         [ ]
                                                  ---------
         Post-Effective Amendment No.                118                     [X]
                                                  ---------

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

         Amendment No.                               118
                                                  ---------


                          DELAWARE GROUP EQUITY FUNDS I
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania               19103-7094
------------------------------------------------------------ -------------------
         (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

Richelle S. Maestro, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
              (Name and Address of Agent for Service)

Approximate Date of Public Offering:                           February 25, 2005

It is proposed that this filing will become effective:

   [ ]   Immediately upon filing pursuant to paragraph (b)
   [X]   on February 25, 2005 pursuant to paragraph (b)
   [ ]   60 days after filing pursuant to paragraph (a) (1)
   [ ]   on (date) pursuant to paragraph (a)(1)
   [ ]   75 days after filing pursuant to paragraph (a) (2)
   [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                 C O N T E N T S


This Post-Effective Amendment No. 118 to Registration File No. 2-10765 includes the following:

         1. Facing Page

         2. Contents Page

         3. Part A - Prospectuses

         4. Part B - Statement of Additional Information

         5. Part C - Other Information

         6. Signatures

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

CORE-EQUITY




PROSPECTUS FEBRUARY 25, 2005

--------------------------------------------------------------------------------
           DELAWARE BALANCED FUND
           CLASS A o CLASS B o CLASS C o CLASS R






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


..................................................................
FUND PROFILE                                               page 2
Delaware Balanced Fund                                          2
..................................................................
HOW WE MANAGE THE FUND                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
Disclosure of portfolio holdings                                9
..................................................................
WHO MANAGES THE FUND                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
..................................................................
ABOUT YOUR ACCOUNT                                        page 12
Investing in the Fund                                          12
   Choosing a share class                                      12
   Dealer compensation                                         14
How to reduce your sales charge                                15
How to buy shares                                              16
Fair valuation                                                 17
Retirement plans                                               17
How to redeem shares                                           18
Account minimums                                               19
Special services                                               20
Frequent trading of fund shares (Market timing)                21
Dividends, distributions and taxes                             23
..................................................................
FINANCIAL HIGHLIGHTS                                      page 24
..................................................................
GLOSSARY                                                  page 27
..................................................................

PROFILE: DELAWARE BALANCED FUND

WHAT IS THE FUND'S GOAL?
Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

    o Investors with long-term financial goals.

    o Investors looking for stocks and bonds combined in a single investment.

    o Investors seeking modest quarterly income.

    o Investors seeking a measure of capital preservation.

WHO should not INVEST IN THE FUND

    o Investors with short-term financial goals.

    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE BALANCED FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURN (Class A)

25.88%    13.94%     24.47%    17.40%    -7.98%    -2.77%    -7.62%   -15.82%    18.52%     5.50%
-------------------------------------------------------------------------------------------------
 1995      1996       1997      1998      1999      2000      2001      2002      2003      2004

During the ten years illustrated in this bar chart, Class A's highest quarterly return was 15.07% for the quarter ended December 31, 1998 and its lowest quarterly return was -16.52% for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                                                         10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                                                 1 YEAR     5 YEARS     LIFETIME**
------------------------------------------------------------------------------------------------------------------------------------
                                               Class A return before taxes                         -0.54%      -2.28%        5.57%

                                               Class A return after taxes on distributions         -1.10%      -2.93%        3.50%

                                               Class A return after taxes on distributions and
                                                  sale of Fund shares                              -0.37%      -2.30%        3.74%

                                               Class B return before taxes*                         0.67%      -2.30%        5.53%

                                               Class C return before taxes*                         3.74%      -1.86%        3.74%

                                               Class R return before taxes*                         5.11%         N/A        8.74%

                                               S&P 500 Index (reflects no deduction for fees,
                                                  expenses or taxes)                               10.87%      -2.30%       12.07%

                                               Lehman Brothers Aggregate Bond Index
                                                  (reflects no deduction for fees,
                                                  expenses or taxes)                                4.34%       7.71%        7.72%


  The Fund's returns above are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and do not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to the Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


 *Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 4.67%, -1.87% and 5.53% for the one-year, five-year and 10-year periods, respectively. If shares were not redeemed, returns for Class C would be 4.74%, -1.86% and 3.74% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class C and Class R shares of the Fund were November 29, 1995 and June 2, 2003, respectively. S&P 500 Index and Lehman Brothers Aggregate Bond Index returns are for 10-years. S&P 500 Index returns for Class C and Class R lifetime periods were 9.68% and 17.68%, respectively. Lehman Brothers Aggregate Bond Index returns for Class C and Class R lifetime periods were 6.69% and 2.99%, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?     CLASS                                               A          B           C          R
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly       Maximum sales charge (load) imposed on
from your investments when you buy            purchases as a percentage of offering price    5.75%       none        none       none
or sell shares of the Fund. You do
not pay sales charge when you buy or       Maximum contingent deferred sales charge
sell Class R shares.                          (load) as a percentage of original purchase
                                              price or redemption price, whichever is lower   none(1)    4.00%(2)   1.00%(3)    none

                                           Maximum sales charge (load) imposed on
                                              reinvested dividends                            none       none        none       none

                                           Redemption fees                                    none       none        none       none

                                           Exchange fees(4)                                   none       none        none       none


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are         Management fees                                   0.65%      0.65%       0.65%      0.65%
deducted from the Fund's assets.
                                           Distribution and service (12b-1) fees(5)          0.25%      1.00%       1.00%      0.60%

                                           Other expenses(6)                                 0.34%      0.34%       0.34%      0.34%

                                           Total operating expenses                          1.24%      1.99%       1.99%      1.59%

                                           CLASS(8)            A             B             B            C             C            R
                                                                 (IF REDEEMED)                            (IF REDEEMED)
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you       1 year           $694          $202          $602         $202          $302         $162
compare the cost of investing in the       3 years          $946          $624          $899         $624          $624         $502
Fund to the cost of investing in           5 years        $1,217        $1,073        $1,298       $1,073        $1,073         $866
other mutual funds with similar            10 years       $1,989        $2,123        $2,123       $2,317        $2,317       $1,889
investment objectives. We show the
cumulative amount of Fund expenses
on a hypothetical investment of
$10,000 with an annual 5% return
over the time shown.(7) This is an
example only, and does not represent
future expenses, which may be
greater or less than those shown
here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10% of the average daily net assets. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has agreed to limit the Class A shares 12b-1 fee through December 31, 2005 to no more than 0.25% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense cap by the distributor. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the distributor's current fee waivers and payments.

                                           CLASS                                              A           B            C           R
------------------------------------------------------------------------------------------------------------------------------------
FUND OPERATING EXPENSES including          Management fees                                0.65%       0.65%        0.65%       0.65%
voluntary expense cap by the               Distribution and service (12b-1) fees          0.21%       1.00%        1.00%       0.60%
distributor in effect through              Other expenses                                 0.34%       0.34%        0.34%       0.34%
December 31, 2005.                         Total operating expenses                       1.20%       1.99%        1.99%       1.59%

(6) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote 5.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We seek capital appreciation by investing at least 25% of the Fund's net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

o security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

o favorable earnings growth prospects; w expected above-average return on equity and dividend yield;

o the financial condition of the issuer; and

o various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


-----------------------------------------------------------------------------------------------------------------------------------
                     SECURITIES                                                              HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership           Under normal circumstances, we invest at least 25% of net
in a corporation. Stockholders participate in the                      assets in common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

CONVERTIBLE SECURITIES: Usually preferred stocks or                    The Fund may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of              will not invest more than 10% of net assets in convertible
shares of common stock at a predetermined price. These                 securities that are rated below investment grade by a
securities offer higher appreciation potential than                    nationally recognized statistical ratings organization
nonconvertible bonds and greater income potential than                 (NRSRO) or in securities that are unrated but deemed
nonconvertible preferred stocks.                                       equivalent to non-investment grade.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that               There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving                 securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage             mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                      We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage              securities issued by private companies whether or not the
Corporation, Federal National Mortgage Association and the             securities are 100% collateralized. However, these
Government National Mortgage Association. Others are issued            securities must be rated at the time of purchase in one of
by private financial institutions, with some fully                     the four highest categories by an NRSRO. The privately
collateralized by certificates issued or guaranteed by the             issued securities we invest in are either CMOs or REMICs
U.S. government or its agencies or instrumentalities.                  (see below).

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE             See mortgage-backed securities above.
MORTGAGE INVESTMENT CONDUITS (REMICS): Privately issued
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts             The Fund invests only in asset-backed securities rated in
receivable including home equity, automobile or credit                 one of the four highest categories by an NRSRO.
loans.

CORPORATE BONDS: Debt obligations issued by a corporation.             We focus on bonds rated in one of the four highest
                                                                       categories by an NRSRO (or if unrated, deemed equivalent), with maturities between one and 30 years.


HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a               The Fund may invest up to 20% of net fixed-income assets in
corporation and rated lower than investment grade by a                 high-yield corporate bonds. Emphasis is typically on those
nationally recognized statistical ratings organization                 rated BB or Ba by an NRSRO. We carefully evaluate an
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have lower credit quality and may have            We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                            situation, its management, the prospects for its industry
                                                                       and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                       ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more
                                                                       speculative in nature than rated bonds.



------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                     SECURITIES                                                              HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: An agreement between a buyer of                 Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in           investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a            into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,              collateral of 102% of the repurchase price. The Fund may not
plus an amount equal to an agreed upon interest rate.                  have more than 10% of its total assets in repurchase
Repurchase agreements are often viewed as equivalent to                agreements with maturities of over seven days. The Fund will
cash.                                                                  only enter into repurchase agreements in which the
                                                                       collateral is comprised of U.S. government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by            We may invest without limitation in ADRs.
a U.S. bank which represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.

OPTIONS AND FUTURES: Options represent a right to buy or               At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon             to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or              them. We might buy or sell options or futures to neutralize
may not choose to go through with the transaction. The                 the effect of any price declines, without buying or selling
seller of an option, however, must go through with the                 a security, or as a hedge against changes in interest rates.
transaction if its purchaser exercises the option.                    We might also use options or futures to gain exposure to a particular market segment without purchasing individual
Futures contracts are agreements for the purchase or sale of          securities in that segment or to earn additional income for
a security or a group of securities at a specified price, on          the Fund.
a specified date. Unlike purchasing an option, a futures
contract must be executed unless it is sold before the                Use of these strategies can increase the operating costs of
settlement date.                                                      the Fund and can lead to loss of principal.

Certain options and futures may be considered to be derivative securities.

RESTRICTED SECURITIES: Privately placed securities whose               The Fund may invest in privately placed securities including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration, which are
                                                                       commonly known as Rule 144A Securities.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest           We may use interest rate swaps to adjust the Fund's
rate swap, a fund receives payments from another party based           sensitivity to interest rates, or to hedge against changes
on a floating interest rate in return for making payments              in interest rates. Index swaps may be used to gain exposure
based on a fixed interest rate. An interest rate swap can              to markets that the Fund invests in or as a substitute for
also work in reverse, with a fund receiving payments based             futures, options or forward contracts if such contracts are
on a fixed interest rate and making payments based on a                not directly available to the Fund on favorable terms.
floating interest rate. In an index swap, a fund receives
gains or incurs losses based on the total return of an                 Interest rate swaps and index swaps will be considered
index, in exchange for making fixed or floating interest               illiquid securities (see below).
rate payments to another party.

ILLIQUID SECURITIES: Securities that do not have a ready               We may invest up to 10% of total assets in illiquid
market, and cannot be easily sold within seven days at                 securities.
approximately the price that a Fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.

------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.


PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING         Investing in any mutual fund involves risk,
           IN THE FUND         including the risk that you may receive little or
                               no return on your investment, and the risk that you may lose part or all of the money you invest.
                               Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                       RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------

MARKET RISK: is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond                  securities that we believe can appreciate over an extended
market-will decline in value because of factors such as                period of time regardless of interim market fluctuations. We
economic conditions, future expectations or investor                   do not try to predict overall stock market movements and
confidence.                                                            though we may hold securities for any amount of time, we
                                                                       generally do not trade for short-term purposes.
Index swaps are subject to the same market risks as the
investment market or sector that the index represents.                 We diversify the Fund's assets among two major categories of
Depending on the actual movements of the index and how well            investments-stocks and bonds-which tend to increase and
the portfolio manager forecasts those movements, a fund                decline in value in different economic or investment
could experience a higher or lower return than anticipated.            conditions.

                                                                       In evaluating the use of an index swap, we carefully
                                                                       consider how market changes could affect the swap and how
                                                                       that compares to us investing directly in the market the
                                                                       swap is intended to represent.

INDUSTRY AND SECURITY RISK: is the risk that the value of              We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an                 industry and in any individual security. We also follow a
individual stock or bond will decline because of changing              rigorous selection process before choosing securities for
expectations for the performance of that industry or for the           the portfolio.
individual company issuing the stock or bond.

------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                       RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK: is the risk that securities,                       We do not try to increase return by predicting and
particularly bonds with longer maturities, will decrease in            aggressively capitalizing on interest rate moves. Instead,
value if interest rates rise.                                          we aim to keep the interest rate risk similar to the Lehman
                                                                       Brothers Aggregate Bond Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates           We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a fund            years. Each business day we will calculate the amount the
could experience a higher or lower return than anticipated.            Fund must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.


CREDIT RISK: is the risk that there is the possibility that            Our careful, credit-oriented bond selection and our
a bond's issuer will be unable to make timely payments of              commitment to hold a diversified selection of high-yield
interest and principal.                                                bonds are designed to manage this risk. We will limit the
                                                                       Fund's investments in high-yield bonds to 20% of the Fund's
Investing in so-called "junk" or "high-yield" bonds entails            net assets allocated to fixed-income securities (typically
the risk of principal loss, which may be greater than the              no more than 8% of the Fund's total net assets).
risk involved in investment grade bonds. High-yield bonds
are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the
junk bonds.

FOREIGN RISK: is the risk that foreign securities may be               We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in                portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or                securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                        also tend to avoid markets where we believe accounting
                                                                       principles or the regulatory structure are underdeveloped.

LIQUIDITY RISK: is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.                                               Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest
                                                                       rate swaps.

FUTURES AND OPTIONS RISK: is the possibility that a fund may           We will buy and sell options and futures for defensive
experience a significant loss if it employs an options or              purposes, such as to protect gains in the portfolio without
futures strategy related to a security or a market index and           actually selling a security, to neutralize the impact of
that security or index moves in the opposite direction from            interest rate changes or to earn additional income. We will
what the portfolio manager anticipated. Futures and options            not use futures and options for speculative reasons or in an
also involve additional expenses, which could reduce any               effort to enhance return.
benefit or increase any loss to a fund from using the
strategy.
-----------------------------------------------------------------------------------------------------------------------------------



DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI) and on the Fund's website at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.65% as a percentage of average daily net assets for the last fiscal year.


PORFOLIO
MANAGERS


D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Irving, Lombardi and Vogel will assume responsibility for the Fund on February 2005. Paul Grillo, Stephen
R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Fund since April 2000. Mr. Rabe will assume responsibility for the Fund on February 2005.


D. TYSEN NUTT, JR. Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.


ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. Mr. Lombardi is a CFA charterholder.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.


TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.


                                                    BOARD OF TRUSTEES

    INVESTMENT MANAGER                                  THE FUND                                     CUSTODIAN
Delaware Management Company                                                                     JPMorgan Chase Bank
    2005 Market Street                                                                        4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                                      Brooklyn, NY 11245

                                                       DISTRIBUTOR
                                               Delaware Distributors, L.P.
                                                   2005 Market Street                            SERVICE AGENT
                                               Philadelphia, PA 19103-7094               Delaware Service Company, Inc.
                                                                                               2005 Market Street
                                                                                          Philadelphia, PA 19103-7094

                                          FINANCIAL INTERMEDIARY WHOLESALER
                                         Lincoln Financial Distributors, Inc.
            PORTFOLIO MANAGERS                   2001 Market Street
        (see page 10 for details)           Philadelphia, PA 19103-7055

                                                                              FINANCIAL ADVISORS

                                                                                    SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN        You can choose from a number of share classes for the Fund.
    THE FUND        Because each share class has a different combination of
                    sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.




               CHOOSING A SHARE CLASS


CLASS          o  Class A shares have an up-front sales charge of up to 5.75%
  A               that you pay when you buy the shares. The offering price for
                  Class A shares includes the front-end sales charge.

               o If you invest $50,000 or more, your front-end sales charge will be reduced.

               o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

               o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

               o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

               o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.



CLASS A SALES CHARGES


The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering may be greater or lesser than the percentage shown.


                                                SALES CHARGE AS %                 SALES CHARGE AS %
   AMOUNT OF PURCHASE                           OF OFFERING PRICE                 OF AMOUNT INVESTED
   ------------------                           -----------------                 ------------------
   Less than $50,000                                  5.75%                             6.54%
   $50,000 but under $100,000                         4.75%                             5.41%
   $100,000 but under $250,000                        3.75%                             4.31%
   $250,000 but under $500,000                        2.50%                             3.00%
   $500,000 but under $1 million                      2.00%                             2.44%



As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 14 for a description of the amount of dealer commission that is paid.



                                             SALES CHARGE AS %         SALES CHARGE AS %
   AMOUNT OF PURCHASE                        OF OFFERING PRICE         OF AMOUNT INVESTED
   ------------------                        -----------------         ------------------
   $1 million up to $5 million                      none                     none
   Next $20 million up to $25 million               none                     none
   Amount over $25 million                          none                     none


12


CLASS          o  Class B shares have no up-front sales charge, so the full
  B               amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

               o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

               o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional
                  Information.

               o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

               o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

               o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

               o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS          o  Class C shares have no up-front sales charge, so the full
  C               amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

               o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional
                  Information.

               o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

               o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

               o Unlike Class B shares, Class C shares do not automatically convert into another class.

               o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

                                                                              13



About your account (continued)

CLASS          o  Class R shares have no up-front sales charge, so the full
  R               amount of your purchase is invested in the Fund. Class R
                  shares are not subject to a contingent deferred sales charge.

               o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

               o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

               o Unlike Class B shares, Class R shares do not automatically convert into another class.

               o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial
                  403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

               Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth
               IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

               Any account holding Class A shares as of June 2, 2003 (the date
               Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding
               Class R shares is not eligible to purchase Class A shares.

               Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

               Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


      DEALER   Your financial advisor who sells you shares of the Fund may be
COMPENSATION   eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.




                              CLASS A(1)   CLASS B(2)  CLASS C(3)    CLASS R(4)
------------------------------------------------------------------------------
COMMISSION (%)                    -          4.00%        1.00%           -

Investment up to $49,999       5.00%           -            -             -

$50,000 to $99,999             4.00%           -            -             -

$100,000 to $249,999           3.00%           -            -             -

$250,000 to $499,999           2.00%           -            -             -

$500,000 to $999,999           1.60%           -            -             -

$1,000,000 to $4,999,999       1.00%           -            -             -

$5,000,000 to $24,999,999      0.50%           -            -             -

$25,000,000 or more            0.25%           -            -             -

12B-1 FEE TO DEALER            0.30%         0.25%        1.00%         0.60%


(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30%
     12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992, a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has agreed to limit this amount to 0.25% through December 31, 2005.

(2)  On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class
     A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3)  On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4)  On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.
14



HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares.
Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Class R shares have no up-front sales charge.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARE CLASS
PROGRAM                                 HOW IT WORKS                           A                         B                C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent              Through a Letter of Intent you                   X               Although the Letter of Intent and
                              agree to invest a certain amount in                              Rights of Accumulation do not apply
                              Delaware Investments funds (except                               to the purchase of Class B and
                              money market funds with no sales                                 Class C shares, you can combine
                              charge) over a 13-month period to                                your purchase of Class A shares
                              qualify for reduced front-end sales                              with your purchase of Class B and
                              charges.                                                         Class C shares to fulfill your
                                                                                               Letter of Intent or qualify for
                                                                                               Rights of Accumulation.
------------------------------------------------------------------------------------------------------------------------------------
Rights of Accumulation        You can combine your holdings or                 X
                              purchases of all funds in the
                              Delaware Investments family (except
                              money market funds with no sales
                              charge) as well as the holdings and
                              purchases of your spouse and
                              children under 21 to qualify for
                              reduced front-end sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of               Up to 12 months after you redeem        For Class A, you         For Class B, your      Not available.
Redeemed Shares               shares, you can reinvest the            will not have to pay     account will be
                              proceeds without paying a sales         an additional            credited with the
                              charge as noted to the right.           front-end sales          contingent deferred
                                                                      charge.                  sales charge you
                                                                                               previously paid on
                                                                                               the amount you are
                                                                                               reinvesting. Your
                                                                                               schedule for
                                                                                               contingent deferred
                                                                                               sales charges and
                                                                                               conversion to Class
                                                                                               A will not start
                                                                                               over again; it will
                                                                                               pick up from the
                                                                                               point at which you
                                                                                               redeemed your
                                                                                               shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,          These investment plans may qualify               X               There is no reduction in sales
SARSEP, Prototype Profit      for reduced sales charges by                                     charges for Class B or Class C
Sharing, Pension, 401(k),     combining the purchases of all                                   shares for group purchases by
SIMPLE 401(k), 403(b)(7),     members of the group. Members of                                 retirement plans.
and 457 Retirement Plans      these groups may also qualify to
                              purchase shares without a front-end
                              sales charge and may qualify for a
                              waiver of any contingent deferred
                              sales charges.


------------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES
[GRAPHIC OMITTED]
THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED]
BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED]
BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED]
BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED]
THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

HOW TO BUY SHARES
(continued)


The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seen to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and its possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED]
THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED]
BY MAIL
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED]
BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]
BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]
THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares-not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESA) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

            AUTOMATIC         The Automatic Investing Plan allows you to make
       INVESTING PLAN         regular monthly or quarterly investments directly
                              from your checking account.

       DIRECT DEPOSIT         With Direct Deposit you can make additional
                              investments through payroll deductions, recurring government or private payments such as Social
                              Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS         Online Account Access is a password-protected area
                              of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

  ELECTRONIC DELIVERY         With Delaware eDelivery, you can receive your fund
                              documents electronically instead of via the U.S.
                              mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

WEALTH BUILDER OPTION         With the Wealth Builder Option you can arrange
                              automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth
                              Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

             DIVIDEND         Through our Dividend Reinvestment Plan, you can
    REINVESTMENT PLAN         have your distributions reinvested in your account
                              or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

            EXCHANGES         You can exchange all or part of your shares,
                              normally for shares of the same class in another
                              Delaware Investments Fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends.
                              You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

SPECIAL SERVICES
     (continued)

         MONEYLINE(SM)        Through our MoneyLine(SM) On Demand Service, you
     ON DEMAND SERVICE        or your financial advisor may transfer money
                              between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.
                              Delaware Investments does not charge a fee for this service; however, your bank may assess one.

             MONEYLINE        Through our MoneyLine Direct Deposit Service you
DIRECT DEPOSIT SERVICE        can have $25 or more in dividends and
                              distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


            SYSTEMATIC        Through our Systematic Withdrawal Plan you can
       WITHDRAWAL PLAN        arrange a regular monthly or quarterly payment
                              from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit
                              Service.


The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.


FREQUENT TRADING OF
FUND SHARES
(MARKET TIMING)


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.


Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

FREQUENT TRADING OF
FUND SHARES
(MARKET TIMING)
(continued)

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.


The Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.


TRANSACTION MONITORING PROCEDURES


The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.


LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


DIVIDENDS,
DISTRIBUTIONS AND
TAXES

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                CLASS A
                                                                                                             Year ended
                                                                                                                  10/31
DELAWARE BALANCED FUND                                           2004        2003       2002(1)       2001         2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.060     $13.390      $15.100     $18.620      $21.600

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                          0.190       0.182        0.234       0.349        0.403

Net realized and unrealized gain (loss) on investments          0.592       1.749       (1.609)     (3.451)      (0.617)
                                                             --------    --------     --------    --------     --------
Total from investment operations                                0.782       1.931       (1.375)     (3.102)      (0.214)
                                                             --------    --------     --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                          (0.212)     (0.261)      (0.335)     (0.418)      (0.213)

Net realized gain on investments                                -           -            -           -           (2.553)
                                                             --------    --------     --------    --------     --------
Total dividends and distributions                              (0.212)     (0.261)      (0.335)     (0.418)      (2.766)
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, END OF PERIOD                                $15.630     $15.060      $13.390     $15.100      $18.620
                                                             ========    ========     ========    ========     ========
TOTAL RETURN(3)                                                 5.28%      14.53%       (9.38%)    (16.88%)      (0.75%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $232,351    $257,950     $253,089    $319,842     $436,534


Ratio of expenses to average net assets                         1.27%       1.35%        1.37%       1.30%        1.31%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.31%       1.38%        1.37%       1.30%        1.31%

Ratio of net investment income to average net assets            1.23%       1.30%        1.54%       2.07%        2.14%

Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     1.19%       1.27%        1.54%       2.07%        2.14%

Portfolio turnover                                               244%        249%         368%        288%         165%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sale charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Date of commencement of operations; ratios and portfolio turnover has been annualized but total return has not been annualized.


     HOW TO READ THE        NET INVESTMENT              NET REALIZED AND UNREALIZED GAIN (LOSS)
FINANCIAL HIGHLIGHTS        INCOME                      ON INVESTMENTS                                 NET ASSET VALUE (NAV)
                            --------------------------------------------------------------------------------------------------------
                            Net investment income       A realized gain occurs when we sell an         This is the value of a
                            includes dividend and       investment at a profit, while a realized       mutual fund share,
                            interest income earned      loss occurs when we sell an investment         calculated by dividing the
                            from a fund's               at a loss. When an investment increases        net assets by the number of
                            investments; it is          or decreases in value but we do not sell       shares outstanding.
                            after expenses have         it, we record an unrealized gain or
                            been deducted.              loss. The amount of realized gain per
                                                        share, if any, that we pay to
                                                        shareholders would be listed under "Less
                                                        dividends and distributions from: -Net
                                                        realized gain on investments."

24




                                                       CLASS B                                                       CLASS C
                                                    Year ended                                                    Year ended
                                                         10/31                                                         10/31
   2004              2003     2002(1)         2001        2000         2004        2003      2002(1)        2001        2000
----------------------------------------------------------------------------------------------------------------------------

   $15.060        $13.410     $15.110      $18.600     $21.590      $15.040     $13.400      $15.090     $18.580     $21.570



     0.067          0.073       0.121        0.223       0.259        0.067       0.073        0.121       0.222       0.251

     0.594          1.743      (1.611)      (3.435)     (0.621)       0.604       1.733       (1.601)     (3.434)     (0.613)
   -------        -------     -------      -------     -------      -------     -------      -------     -------     -------
     0.661          1.816      (1.490)      (3.212)     (0.362)       0.671       1.806       (1.480)     (3.212)     (0.362)
   -------        -------     -------      -------     -------      -------     -------      -------     -------     -------


    (0.091)        (0.166)     (0.210)      (0.278)     (0.075)      (0.091)     (0.166)      (0.210)     (0.278)     (0.075)

        -               -           -            -      (2.553)           -           -            -           -      (2.553)
   -------        -------     -------      -------     -------      -------     -------      -------     -------     -------
    (0.091)        (0.166)     (0.210)      (0.278)     (2.628)      (0.091)     (0.166)      (0.210)     (0.278)     (2.628)
   -------        -------     -------      -------     -------      -------     -------      -------     -------     -------
   $15.630        $15.060     $13.410      $15.110     $18.600      $15.620     $15.040      $13.400     $15.090     $18.580
   =======        =======     =======      =======     =======      =======     =======      =======     =======     =======
     4.40%         13.66%     (10.06%)     (17.47%)     (1.52%)       4.47%      13.60%      (10.01%)    (17.48%)     (1.52%)



   $26,254        $30,353     $32,035      $44,491     $49,353       $7,518      $7,710       $6,937      $8,418     $10,933

     2.07%          2.13%       2.12%        2.05%       2.07%        2.07%       2.13%        2.12%       2.05%       2.07%


     2.07%          2.13%       2.12%        2.05%       2.07%        2.07%       2.13%        2.12%       2.05%       2.07%


     0.43%          0.52%       0.81%        1.32%       1.38%        0.43%       0.52%        0.81%       1.32%       1.38%

     0.43%          0.52%       0.81%        1.32%       1.38%        0.43%       0.52%        0.81%       1.32%       1.38%


      244%           249%        368%         288%        165%         244%        249%         368%        288%        165%




                                                                                  RATIO OF NET
                                                       RATIO OF EXPENSES TO       INVESTMENT INCOME
TOTAL RETURN                    NET ASSETS             AVERAGE NET ASSETS         TO AVERAGE NET ASSETS     PORTFOLIO TURNOVER
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate        Net assets represent   The expense ratio is the   We determine this ratio   This figure tells you
that an investor would have     the total value of     percentage of net assets   by dividing net           the amount of trading
earned or lost on an            all the assets in a    that a fund pays           investment income by      activity in a fund's
investment in a fund. In        fund's portfolio,      annually for operating     average net assets.       portfolio. For example,
calculating this figure for     less any               expenses and management                              a fund with a 50%
the financial highlights        liabilities, that      fees. These expenses                                 turnover has bought and
table, we include applicable    are attributable to    include accounting and                               sold half of the value
fee waivers, exclude            that class of the      administration expenses,                             of its total investment
front-end and contingent        fund.                  services for                                         portfolio during the
deferred sales charges, and                            shareholders, and                                    stated period.
assume the shareholder has                             similar expenses.
reinvested all dividends and
realized gains.





                                                                                        CLASS R

                                                                                      6/2/03(4)
                                                                  Year ended            through
                                                                       10/31              10/31
DELAWARE BALANCED FUND                                                  2004               2003
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.030            $14.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                                 0.131              0.050

Net realized and unrealized gain (loss) on investments                 0.598              0.564
                                                                     -------            -------

Total from investment operations                                       0.729              0.614
                                                                     -------            -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                 (0.159)            (0.084)

Net realized gain on investments                                           -                  -
                                                                     -------            -------

Total dividends and distributions                                     (0.159)            (0.084)
                                                                     -------            -------

NET ASSET VALUE, END OF PERIOD                                       $15.600            $15.030
                                                                     =======            =======

TOTAL RETURN(3)                                                        4.87%              4.25%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                   $3                 $-

Ratio of expenses to average net assets                                1.66%              1.74%

Ratio of net investment income to average net assets                   0.83%              0.70%

Portfolio turnover                                                      244%               249%

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sale charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Date of commencement of operations; ratios and portfolio turnover has been annualized but total return has not been annualized.

Glossary

HOW TO USE THIS GLOSSARY

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.
DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX
The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE BALANCED FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------
WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Balanced Fund
                                           CUSIP        NASDAQ
Class A                                  246093108       DELFX
Class B                                  246093504       DELBX
Class C                                  246093702       DEDCX
Class R                                  246093884       DELRX

Investment Company Act file number: 811-249

PR-002 [10/04] IVES 02/05                                  J10011

CORE-EQUITY





PROSPECTUS     FEBRUARY 25, 2005

--------------------------------------------------------------------------------
               DELAWARE BALANCE FUND
               INSTITUTIONAL CLASS













THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                         Delaware
                                         Investments(SM)
                                         --------------------------------------
                                         A member of Lincoln Financial Group(R)

TABLE OF CONTENTS


..................................................................
FUND PROFILE                                               page 2
Delaware Balanced Fund                                          2
..................................................................
HOW WE MANAGE THE FUND                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              9

Disclosure of portfolio holdings                               10

..................................................................
WHO MANAGES THE FUND                                      page 11
Investment manager                                             11
Portfolio managers                                             11
Who's who?                                                     13
..................................................................
ABOUT YOUR ACCOUNT                                        page 14
Investing in the Fund                                          14
How to buy shares                                              15

Fair valuation                                                 16

How to redeem shares                                           16
Account minimums                                               17
Exchanges                                                      17

Frequent trading of fund shares (Market timing)                17

Dividends, distributions and taxes                             19
..................................................................
FINANCIAL HIGHLIGHTS                                      page 20
..................................................................
GLOSSARY                                                  page 22

Profile: Delaware Balanced Fund

WHAT IS THE FUND'S GOAL?
Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND
o   Investors with long-term financial goals.
o   Investors looking for stocks and bonds combined in a single investment.
o   Investors seeking modest quarterly income.
o   Investors seeking a measure of capital preservation.

WHO should not INVEST IN THE FUND
o   Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities, including high-yield fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE BALANCED FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year and ten-year periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

[Graphic Omitted: Bar Chart]


26.15%   14.14%    24.77%    17.58%    -7.74%    -2.55%    -7.41%    -15.59%    18.75%    5.79%
-----------------------------------------------------------------------------------------------
  1995     1996      1997      1998      1999      2000      2001       2002      2003     2004

During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 15.10% for the quarter ended December 31, 1998 and its lowest quarterly return was -16.45% for the quarter ended September 30, 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04                                                1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                                   Return before taxes                              5.79%      -0.88%        6.43%
                                                   -------------------------------------------------------------------------------
                                                   Return after taxes on distributions              5.13%      -1.62%        4.27%
                                                   -------------------------------------------------------------------------------
                                                   Return after taxes on distributions
                                                      and sale of Fund shares                       3.75%      -1.18%        4.44%
                                                   -------------------------------------------------------------------------------
                                                   S&P 500 Index (reflects no deduction
                                                      for fees, expenses or taxes)                 10.87%      -2.30%       12.07%
                                                   -------------------------------------------------------------------------------
                                                   Lehman Brothers Aggregate Bond Index
                                                      (reflects no deduction for fees,
                                                      expenses or taxes)                            4.34%       7.71%        7.72%
                                                   -------------------------------------------------------------------------------


The Fund's returns above are compared to the performance of the S&P 500 Index and Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and do not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-----------------------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments       Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.              purchases as a percentage of offering price               none
                                                                  -----------------------------------------------------------------
                                                                  Maximum contingent deferred sales charge
                                                                     (load) as a percentage of original purchase
                                                                     price or redemption price, whichever is lower             none
                                                                  -----------------------------------------------------------------
                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                      none
                                                                  -----------------------------------------------------------------
                                                                  Redemption fees                                              none
                                                                  -----------------------------------------------------------------
                                                                  Exchange fees(1)                                             none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the              Management fees                                             0.65%
Fund's assets.                                                    -----------------------------------------------------------------
                                                                  Distribution and service (12b-1) fees                        none
                                                                  -----------------------------------------------------------------
                                                                  Other expenses(2)                                           0.34%
                                                                  -----------------------------------------------------------------
                                                                  Total operating expenses                                    0.99%
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of          1 year                                                       $101
investing in the Fund to the cost of investing in other           -----------------------------------------------------------------
mutual funds with similar investment objectives. We show          3 years                                                      $315
the cumulative amount of Fund expenses on a hypothetical          -----------------------------------------------------------------
investment of $10,000 with an annual 5% return over the           5 years                                                      $547
time shown.(3) This is an example only, and does not              -----------------------------------------------------------------
represent future expenses, which may be greater or less           10 years                                                   $1,213
than those shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. The example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We seek capital appreciation by investing at least 25% of the Fund's net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

o security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

o   favorable earnings growth prospects;

o   expected above-average return on equity and dividend yield;

o   the financial condition of the issuer; and

o   various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities, corporate bonds and high-yield securities. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


---------------------------------------------------------------------------------------------------------------------------------
                            SECURITIES                                                    HOW WE USE THEM
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership in   Under normal circumstances, we invest at least 25% of net
a corporation. Stockholders participate in the corporation's      assets in common stocks.
profits and losses, proportionate to the number of shares they own.
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks or corporate     The Fund may invest in convertible securities; however, we will
bonds that can be exchanged for a set number of shares of         not invest more than 10% of net assets in convertible
common stock at a predetermined price. These securities offer     securities that are rated below investment grade by a
higher appreciation potential than nonconvertible bonds and       nationally recognized statistical ratings organization (NRSRO)
greater income potential than nonconvertible preferred stocks.    or in securities that are unrated but deemed equivalent to non-investment grade.
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that          There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving            securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage        mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                 We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage         securities issued by private companies whether or not the
Corporation, Federal National Mortgage Association and the        securities are 100% collateralized. However, these securities
Government National Mortgage Association. Others are issued by    must be rated at the time of purchase in one of the four
private financial institutions, with some fully collateralized    highest categories by an NRSRO. The privately issued securities
by certificates issued or guaranteed by the U.S. government or    we invest in are either CMOs or REMICs (see below).
its agencies or instrumentalities.
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE        See mortgage-backed securities above.
MORTGAGE INVESTMENT CONDUITS (REMICS): Privately issued
mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their
maturity.
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts        The Fund invests only in asset-backed securities rated in one
receivable including home equity, automobile or credit loans.     of the four highest categories by an NRSRO.
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.        We focus on bonds rated in one of the four highest categories by an NRSRO (or if unrated, deemed equivalent), with maturities between one and 30 years.
---------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a          The Fund may invest up to 20% of net fixed-income assets in
corporation and rated lower than investment grade by a            high-yield corporate bonds. Emphasis is typically on those
nationally recognized statistical ratings organization (NRSRO)    rated BB or Ba by an NRSRO.
such as S&P or Moody's. High-yield bonds are issued by
corporations that have lower credit quality and may have          We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                       situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in.
                                                                  Unrated bonds may be more speculative in nature than rated bonds.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                            SECURITIES                                                    HOW WE USE THEM
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of            Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in      investment for the Fund's cash position. In order to enter into
which the seller agrees to buy the securities back within a       these repurchase agreements, the Fund must have collateral of
specified time at the same price the buyer paid for them, plus    102% of the repurchase price. The Fund may not have more than
an amount equal to an agreed upon interest rate. Repurchase       10% of its total assets in repurchase agreements with
agreements are often viewed as equivalent to cash.                maturities of over seven days. The Fund will only enter into repurchase agreements in which the collateral is comprised of
                                                                  U.S. government securities.
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by a     We may invest without limitation in ADRs.
U.S. bank which represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.
---------------------------------------------------------------------------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or sell a   At times when we anticipate adverse conditions, we may want to
security or a group of securities at an agreed upon price at a    protect gains on securities without actually selling them. We
future date. The purchaser of an option may or may not choose     might buy or sell options or futures to neutralize the effect
to go through with the transaction. The seller of an option,      of any price declines, without buying or selling a security, or
however, must go through with the transaction if its purchaser    as a hedge against changes in interest rates. We might also use
exercises the option.                                             options or futures to gain exposure to a particular market segment without purchasing individual securities in that
Futures contracts are agreements for the purchase or sale of a    segment or to earn additional income for the Fund.
security or a group of securities at a specified price, on a
specified date. Unlike purchasing an option, a futures contract   Use of these strategies can increase the operating costs of the
must be executed unless it is sold before the settlement date.    Fund and can lead to loss of principal.

Certain options and futures may be considered to be derivative securities.
---------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose resale   The Fund may invest in privately placed securities including
is restricted under securities law.                               those that are eligible for resale only among certain
                                                                  institutional buyers without registration, which are commonly known as Rule 144A Securities.
---------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest      We may use interest rate swaps to adjust the Fund's sensitivity
rate swap, a fund receives payments from another party based on   to interest rates, or to hedge against changes in interest
a floating interest rate in return for making payments based on   rates.
a fixed interest rate. An interest rate swap can also work in
reverse, with a fund receiving payments based on a fixed          Index swaps may be used to gain exposure to markets that the
interest rate and making payments based on a floating interest    Fund invests in or as a substitute for futures, options or
rate. In an index swap, a fund receives gains or incurs losses    forward contracts if such contracts are not directly available
based on the total return of an index, in exchange for making     to the Fund on favorable terms. Interest rate swaps and index
fixed or floating interest rate payments to another party.        swaps will be considered illiquid securities (see below).
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                            SECURITIES                                                    HOW WE USE THEM
---------------------------------------------------------------------------------------------------------------------------------

ILLIQUID SECURITIES: Securities that do not have a ready          We may invest up to 10% of total assets in iliquid securities market, and cannot be easily sold within seven days at
approximately the price that a Fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.
---------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                             RISKS                                                   HOW WE STRIVE TO MANAGE THEM
---------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond             securities that we believe can appreciate over an extended
market-will decline in value because of factors such as           period of time regardless of interim market fluctuations. We do
economic conditions, future expectations or investor              not try to predict overall stock market movements and though we
confidence.                                                       may hold securities for any amount of time, we generally do not trade for short-term purposes.
Index swaps are subject to the same market risks as the
investment market or sector that the index represents.            We diversify the Fund's assets among two major categories of
Depending on the actual movements of the index and how well the   investments-stocks and bonds-which tend to increase and decline
portfolio manager forecasts those movements, a fund could         in value in different economic or investment conditions.
experience a higher or lower return than anticipated.
                                                                  In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK: is the risk that the value of         We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security. We also follow a
individual stock or bond will decline because of changing         rigorous selection process before choosing securities for the
expectations for the performance of that industry or for the      portfolio.
individual company issuing the stock or bond.
---------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK: is the risk that securities, particularly     We do not try to increase return by predicting and aggressively
bonds with longer maturities, will decrease in value if           capitalizing on interest rate moves. Instead, we aim to keep
interest rates rise.                                              the interest rate risk similar to the Lehman Brothers Aggregate
                                                                  Bond Index.
Swaps may be particularly sensitive to interest rate changes.
Depending on the actual movements of interest rates and how       We will not invest in swaps with maturities of more than two
well the portfolio manager anticipates them, a fund could         years. Each business day we will calculate the amount the Fund
experience a higher or lower return than anticipated.             must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.
---------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK: is the risk that there is the possibility that a     Our careful, credit-oriented bond selection and our commitment
bond's issuer will be unable to make timely payments of           to hold a diversified selection of high-yield bonds are
interest and principal.                                           designed to manage this risk. We will limit the Fund's
                                                                  investments in high-yield bonds to 20% of the Fund's net assets
Investing in so-called "junk" or "high-yield" bonds entails the   allocated to fixed-income securities (typically no more than 8%
risk of principal loss, which may be greater than the risk        of the Fund's total net assets).
involved in investment grade bonds. High-yield bonds are
sometimes issued by companies whose earnings at the time of
issuance are less than the projected debt service on the junk bonds.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             RISKS                                                   HOW WE STRIVE TO MANAGE THEM
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK: is the risk that foreign securities may be          We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in           portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or           securities, they are often denominated in U.S. dollars. We also
inadequate regulatory and accounting standards.                   tend to avoid markets where we believe accounting principles or the regulatory structure are underdeveloped.
---------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK: is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that
a fund values them.                                               Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
---------------------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS RISK: is the possibility that a fund may      We will buy and sell options and futures for defensive
experience a significant loss if it employs an options or         purposes, such as to protect gains in the portfolio without
futures strategy related to a security or a market index and      actually selling a security, to neutralize the impact of
that security or index moves in the opposite direction from       interest rate changes or to earn additional income. We will not
what the portfolio manager anticipated. Futures and options       use futures and options for speculative reasons or in an effort
also involve additional expenses, which could reduce any          to enhance return.
benefit or increase any loss to a fund from using the strategy.
---------------------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI) and on the Fund's website at www.delawarefunds.com.

Who manages the Fund

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.65% as a percentage of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Irving, Lombardi and Vogel assumed responsibility for the Fund on February 2005.

Paul Grillo, Stephen R. Cianci and Timothy L. Rabe have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Messrs. Grillo and Cianci have been co-managing the fixed-income portion of the Fund since April 2000. Mr. Rabe assumed responsibility for the Fund on February 2005.

D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. Mr. Lombardi is a CFA charterholder.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                              -----------------------                          CUSTODIAN
Delaware Management Company   ---------------------       THE FUNDS        ----------------      JPMorgan Chase Bank
    2005 Market Street                              -----------------------                    4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                   |                       Brooklyn, NY 11245
----------------------------            ---------------------------       |                  ----------------------------
                   |                          DISTRIBUTOR                 |
                   |                    Delaware Distributors, L.P.      ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 11 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------ |
                                     FINANCIAL INTERMEDIARY WHOLESALER    |
                                     Lincoln Financial Distributors, Inc. |
                                             2001 Market Street           |
                                         Philadelphia, PA 19103-7055      |
                                     ------------------------------------ |
                                                      |                   |
                                                      |                   |
                                                      ---------------------
                                                          SHAREHOLDERS
                                                      ---------------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisors, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

HOW TO BUY SHARES

[Graphic Omitted: Envelope]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[Graphic Omitted: Jagged Line]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[Graphic Omitted: Arrows]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[Graphic Omitted: Person]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seen to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and its possible that the fair value d etermined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[Graphic Omitted: Illustration of Envelope]

BY MAIL
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[Graphic Omitted: Illustration of Telephone]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[Graphic Omitted: Illustration of Jagged Line]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[Graphic Omitted: Illustration of a Person]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase order side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING)
(continued)

RISKS OF MARKET TIMING

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

The Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                    INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
                                                                                                                  10/31
DELAWARE BALANCED FUND                                           2004        2003      2002(1)        2001         2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.070     $13.400      $15.120     $18.640      $21.630
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.223       0.213        0.272       0.391        0.449
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          0.601       1.748       (1.612)     (3.451)      (0.618)
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.824       1.961       (1.340)     (3.060)      (0.169)
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                          (0.254)     (0.291)      (0.380)     (0.460)      (0.268)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                    -           -            -           -       (2.553)
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.254)     (0.291)      (0.380)     (0.460)      (2.821)
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $15.640     $15.070      $13.400     $15.120      $18.640
                                                              =======     =======      =======     =======      =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                 5.49%      14.83%       (9.16%)    (16.65%)      (0.55%)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $3,664      $7.125      $12.849     $20.820      $25.892
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.06%       1.13%        1.12%       1.05%        1.07%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            1.43%       1.52%        1.81%       2.32%        2.38%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               244%        249%         368%        288%         165%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

HOW TO READ THE
FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME

Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

NET ASSET VALUE (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS

We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------


AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX
The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE BALANCED FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------
WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICE REPRESENTIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[] For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Balanced Fund
                                         CUSIP         NASDAQ
                                         -----         ------
Institutional Class                    246093207       DEICX

Investment Company Act file number: 811-249














PR-042 [10/04] IVES 02/05                                                 J10010


                                                                   -------------------------------------------------------------
Delaware  Investments  includes  funds  with a wide  range  of
investment  objectives.  Stock funds,  income funds,  national     DELAWARE GROUP EQUITY FUNDS I
and  state-specific  tax-exempt  funds,  money  market  funds, global  and  international  funds and  closed-end  funds  give
investors  the ability to create a  portfolio  that fits their     -------------------------------------------------------------
personal  financial goals. For more information,  shareholders of Class A, B, C and R Shares should  contact their  financial
advisor  or call  Delaware  Investments  at 800  523-1918  and     DELAWARE BALANCED FUND
shareholders  of  the  Institutional  Classes  should  contact
Delaware Investments at 800 510-4015.                              CLASS A
                                                                   CLASS B
                                                                   CLASS C
INVESTMENT MANAGER                                                 CLASS R
Delaware Management Company                                        INSTITUTIONAL CLASS
2005 Market Street
Philadelphia, PA  19103-7094                                       -------------------------------------------------------------

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                                               PART B
ACCOUNTING SERVICES
AND TRANSFER AGENT                                                 STATEMENT OF
Delaware Service Company, Inc.                                     ADDITIONAL INFORMATION
2005 Market Street                                                 -------------------------------------------------------------
Philadelphia, PA 19103-7094
                                                                   FEBRUARY 25, 2005
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055


CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245



                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 25, 2005

                          DELAWARE GROUP EQUITY FUNDS I
                             DELAWARE BALANCED FUND

                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094


                       FOR MORE INFORMATION ABOUT DELAWARE
                 BALANCED FUND INSTITUTIONAL CLASS: 800 510-4015


       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF
               CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND
                    CLASS R SHARES: NATIONWIDE 800 523-1918

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500


         Delaware Group Equity Funds I ("Equity Funds I") is a professionally-managed mutual fund of the series type which currently offers Delaware Balanced Fund series ("Delaware Balanced Fund") (the "Fund"). The Fund offers Class A, B, C, R and Institutional Class Shares. All references to "shares" in this Part B refer to all Classes of shares of Equity Funds I, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated February 25, 2005 and the current Prospectus for the Institutional Classes dated February 25, 2005, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.


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                                                   TABLE OF CONTENTS
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
                                                      PAGE                                                     PAGE
----------------------------------------------------- ------ ------------------------------------------------ -------
COVER PAGE                                                   REDEMPTION AND EXCHANGE
----------------------------------------------------- ------ ------------------------------------------------ -------
                                                             DIVIDENDS AND REALIZED SECURITIES PROFITS
INVESTMENT RESTRICTIONS AND POLICIES                         DISTRIBUTIONS
----------------------------------------------------- ------ ------------------------------------------------ -------
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                 TAXES
----------------------------------------------------- ------ ------------------------------------------------ -------
PERFORMANCE INFORMATION                                      INVESTMENT MANAGEMENT AGREEMENT
----------------------------------------------------- ------ ------------------------------------------------ -------
TRADING PRACTICES AND BROKERAGE                              OFFICERS AND TRUSTEES
----------------------------------------------------- ------ ------------------------------------------------ -------
PURCHASING SHARES                                            GENERAL INFORMATION
----------------------------------------------------- ------ ------------------------------------------------ -------
INVESTMENT PLANS                                             FINANCIAL STATEMENTS
----------------------------------------------------- ------ ------------------------------------------------ -------
DETERMINING OFFERING PRICE AND NET ASSET VALUE
----------------------------------------------------- ------ ------------------------------------------------ -------

INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT RESTRICTIONS - The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         The Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions for the Funds.

         The Fund shall not:

          1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

          2. Acquire control of any company. (Equity Funds I's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

          3. Purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds I or an officer, trustee or partner of its investment manager if, to the knowledge of Equity Funds I, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

          4. No long or short positions on shares of Equity Funds I may be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of Equity Funds I for investment purposes, however.

          5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Equity Funds I's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of Equity Funds I's assets.

          6. Act as an underwriter of securities of other issuers, except that Equity Funds I may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Equity Funds I may be deemed an underwriter for purposes of the 1933 Act.

          7. Invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

          8. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Equity Funds I's purchase of securities issued by real estate investment trusts.)

          9. Sell short any security or property.


         10. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.


         11. Borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Equity Funds I's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, Equity Funds I shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Equity Funds I shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         12. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Equity Funds I and Equity Funds I may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         13. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

INVESTMENT POLICIES
         All investment policies of the Funds are nonfundamental and may be changed without shareholder approval, except those identified above as fundamental restrictions.


         The Fund has made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of such Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.


         Neither Fund currently invests its assets in real estate limited partnerships or oil, gas and other mineral leases. The Fund currently intends to limit its investments in real estate investment trusts to not more than 10% of each such Fund's net assets.

         While the Fund is permitted under certain circumstances to borrow money, the Fund normally does so. Investment securities will not normally be purchased by the Fund while it has an outstanding borrowing. The Fund may concentrate investments in any industry, which means that the Fund generally may not invest more than 25% of its assets in any one industry.

         In addition to the fixed-income securities in which the Fund invests as described in the Prospectuses, the Fund may also invest in split-rated bonds and in high-yield, high-risk bonds (commonly known as "junk bonds"). A split bond rating occurs when separate rating agencies, such as Standard and Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") give different ratings to the same issue or issuer. The split-rated and high-yield, high risk bonds in which the Fund may invest are rated, or in the case of split-rated bonds, may have one or more ratings lower than BBB by S&P, Baa by Moody's and/or rated similarly by another recognized rating agency (or, if unrated, the Manager determines to be of comparable quality). The Fund anticipates investing in such split-rated or high-yield, high-risk bonds in limited situations, such as when the Manager believes that they are likely to be upgraded due to a future corporate event. Investing in high-yield, high-risk bonds involves certain risks as discussed below. The Fund limits its purchases of high-yield, high-risk bonds to no more than 5% of net assets.

         THE RISKS OF INVESTING IN HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES -- High-yield, high risk fixed-income securities are considered to be of poor standing and predominantly speculative and entails certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities.

         The medium- and low-grade bonds in which the Fund may invest may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high-risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-related securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

MORTGAGE-BACKED SECURITIES

         In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, the Fund may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest its assets in CMOs and REMICs issued by private entities whether or not the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (securities that are not so collateralized are called "non-agency mortgage-backed securities"). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.


ASSET-BACKED SECURITIES

         The Fund may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.


         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

EQUITY SECURITIES

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

WARRANTS
         The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

PORTFOLIO LOAN TRANSACTIONS
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Delaware Management Company (the "Manager") that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds I know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

RESTRICTED AND ILLIQUID SECURITIES
         Most of the privately placed securities acquired by the Fund will be eligible for resale by the Fund without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities. If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

REPURCHASE AGREEMENTS

         In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of 102% of the repurchase price, including the portion representing such Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and each seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

REAL ESTATE INVESTMENT TRUSTS
         The Fund may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Fund anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

CONVERTIBLE SECURITIES
         The Fund may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objectives and policies.

         The Fund may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.


FOREIGN SECURITIES
         The Fund may invest in securities of foreign companies. However, neither Fund will invest more than 5% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 (the "1934 Act") or American Depositary Receipts, on which there are no such limits).

         The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to shareholders.

         Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of either Fund held in foreign countries.

         The Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

         The Fund may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's foreign securities or will prevent loss if the prices of such securities should decline.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
         The Fund may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities. The Fund currently intends to limit such investments to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets. A futures contract may be purchased and sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.

         When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant or an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.


         Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations. At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by the Fund must be paid to the contract market clearing house while any profit due to the Fund must be delivered to it.

         Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.


         The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.


         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.


         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

OPTIONS
         The Fund may write call options and purchase put options on a covered basis only Delaware Balanced Fund may also purchase call options and write put options on a covered basis only. The options in which the fund invests may be exchanged listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will only enter into such options to the extent consistent with its limitation on investments in illiquid securities. Neither Fund will engage in option writing strategies for speculative purposes.

         A. COVERED CALL WRITING--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.


         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.


         The Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS--Delaware Balanced Fund may purchase call options to the extent that premiums paid by the Fund does not aggregate more than 2% of its total net assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specific exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         D. WRITING PUT OPTIONS--Delaware Balanced Fund may write put options on a secured or covered basis. A put option written by the Fund obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Fund. During the option period, the Fund, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Fund to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The Fund will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Fund intends to engage in the writing of put options, such put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for Fund at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.


OPTIONS ON STOCK INDICES
         The Fund may engage in transactions in options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.


         As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Stock Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities.


         The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
         The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of such Fund's total assets less liabilities other than the obligations created by these commitments.


INTEREST RATE AND INDEX SWAPS
          Delaware Balanced Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund's fixed income securities.

         If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Fund may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. The Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Fund thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations. For example, if the Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.


CONCENTRATION
         In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.



DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION


         The Fund has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of the Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.


PERFORMANCE INFORMATION

         From time to time, the Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statements of total return or yield performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-year, five-years and ten-years or life of fund periods, as applicable. The Fund may also advertise aggregate and average total return information for its Classes over additional periods of time. The Fund may also advertise yield information for its Classes for various periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                  n
                           P(1 + T) = ERV

        Where:       P   = a hypothetical initial purchase order of $1,000 from
                           which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                     T   = average annual total return;

                     n   = number of years;

                   ERV   = redeemable value of the hypothetical $1,000 purchase
                           at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The Fund may also state total return performance of its Classes in the form of an average total return. This average annual return will be computed by taking the sum of annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. The performance of Class B Shares and Class C Shares may also be computed without taking into account any applicable CDSC.

         The performance of each Class of the Fund, as shown below, is the average annual total return quotations through October 31, 2004. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The performance of Class B and Class C Shares, as shown below, is the average annual total return quotation through October 31, 2004. The average annual total return including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 2004. The average annual total return for excluding deferred sales charge assumes the shares were not redeemed at October 31, 2004 and therefore does not reflect the deduction of a CDSC. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. On June 14, 1988, Delaware Balanced Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital.


         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


         The average annual total returns for each Class is shown for the 1-year, 5-year or 10-year periods ending October 31, 2004. If a Class has not been in existence for a full 1-year, 5-year or 10-year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10-year period.


                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
                                                                             1 YEAR       5 YEARS       10 YEARS
DELAWARE BALANCED FUND                                                        ENDED        ENDED          ENDED
                                                                            10/31/04      10/31/04      10/31/04     LIFE OF FUND(4)
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class A (at offer before taxes)(1), (2)                                        (0.78%)       (3.21%)          4.90%         10.07%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class A (at offer after taxes on distributions)(1), (2)                        (1.19%)       (4.30%)          2.79%            N/A
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class A (at offer after taxes on distributions and sale of fund                (0.45%)       (3.14%)          3.14%            N/A
shares)(1), (2)
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class A (at NAV before taxes(1)                                                  5.28%       (2.06%)          5.52%         10.17%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class B (including CDSC before taxes)(3)                                         0.40%       (3.17%)          4.86%          4.69%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class B (including CDSC after taxes on distributions)(3)                         0.22%       (4.02%)          3.01%            N/A
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class B (including CDSC after taxes on distributions and sale of fund
shares)3                                                                         0.29%       (2.96%)          3.29%            N/A
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class B (excluding CDSC before taxes)                                            4.40%       (2.80%)          4.86%          4.69%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class C (including CDSC before taxes)                                            3.47%       (2.79%)            N/A          3.31%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class C (including CDSC after taxes on distributions)                            3.29%       (3.63%)            N/A          1.47%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class C (including CDSC after taxes on distributions and sale of fund
shares)                                                                          2.29%       (2.64%)            N/A          1.96%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class C (excluding CDSC before taxes)                                            4.47%       (2.79%)            N/A          3.31%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class R (before taxes)                                                           4.87%           N/A            N/A          6.50%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class R (after taxes on distributions)                                           4.54%           N/A            N/A          6.17%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Class R (after taxes on distributions and sale of fund shares)                   3.21%           N/A            N/A          5.38%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Institutional Class (before taxes)                                               5.49%       (1.82%)          5.75%         10.21%
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Institutional Class (after taxes on distributions)                               4.97%       (3.02%)          3.54%            N/A
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------
Institutional Class (after taxes on distributions and sale of fund               3.64%       (2.05%)          3.83%            N/A
shares)
-------------------------------------------------------------------------- ------------ ------------- -------------- --------------

1 Delaware Balanced Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.

2 Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

3 Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.

4 Date of initial public offering of Delaware Balanced Fund Class A Shares was April 25, 1938; date of initial public offering of Delaware Balanced Fund Institutional Class shares was November 9, 1992; date of initial public offering of Delaware Balanced Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Balanced Fund Class C Shares was November 29, 1995 and date of initial public offering of Delaware Balanced Fund Class R Shares was June 2, 2003.


         Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.


DOLLAR-COST AVERAGING
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                        INVESTMENT          PRICE PER         NUMBER OF SHARES
                          AMOUNT              SHARE              PURCHASED

Month 1                    $100              $10.00                  10
Month 2                    $100              $12.50                   8
Month 3                    $100               $5.00                  10
Month 4                    $100              $10.00                  20
-------------------- ----------------- -------------------- --------------------
                           $400              $37.50                  48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Brokers or dealers are selected to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended October 31, 2002, 2003 and 2004, the aggregate dollar amounts of brokerage commissions paid by the Fund were $1,595,203, $536,417 and $554,296 respectively.


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended October 31, 2004, portfolio transactions of the Fund in the amount of $445,037,679 resulting in brokerage commissions of $186,889 were directed to brokers for brokerage and research services provided.

         As provided in the 1934 Act and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds I's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. ("NASDR(SM)") rules, and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level on interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, the Fund may hold securities for any period of time. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

        The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

        Delaware Balanced Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.


        During the past two fiscal years, Delaware Balanced Fund's portfolio turnover rates were approximately 249% for 2003 and 244% for 2004.



PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds I or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds I will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").


         Selling dealers are responsible for transmitting orders promptly. Equity Funds I reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


         The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds I and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds I for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS -- CLASS A, CLASS B AND CLASS C SHARES
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

CLASS A SHARES
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.


PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES
         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds I has adopted a separate plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

         In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds I. The Plan expenses relating to Class B Shares, Class C Shares and Class R Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The Distributor may reduce/waive these amounts at any time.


         Effective June 1, 1992, Equity Funds I's Board of Trustees has determined that the annual fee, payable on a monthly basis, for Delaware Balanced Fund A Class under its Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by shares of Delaware Balanced Fund A Class that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by shares of Delaware Balanced Fund A Class that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by Delaware Balanced Fund A Class, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Delaware Balanced Fund A Class shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Delaware Balanced Fund A Class shares purchased on or after June 1, 1992 to Delaware Balanced Fund A Class shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full 0.30% on all Delaware Balanced Fund A Class assets at any time.

         The Distributor has contracted to limit the Delaware Balanced Fund's Class A shares 12b-1 fee through February 28, 2006 to no more than 0.25% of average daily net assets.


         While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Equity Funds I's unaffiliated trustees, who may reduce the fees or terminate the Plans at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds I, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds I and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds I having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds I must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended October 31, 2004 payments from the Class A Shares, Class B Shares, Class C and Class R Shares of the Fund pursuant to their respective 12b-1 Plans amounted to $561,789, $294,018, $80,634 and $0, respectively. Such amounts were used for the following purposes:

        ------------------------------------ ------------- --------------- ---------------- ----------------
         DELAWARE BALANCED FUND                 CLASS A         CLASS B          CLASS C          CLASS R
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Advertising                                 -----           -----            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Annual/Semi-Annual Reports                 $4,751           -----             $294            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Broker Trails                            $404,602         $73,432          $64,309            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Broker Sales Charges                        -----        $129,166          $12,249            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Dealer Service Expenses                     -----           -----            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Interest on Broker Sales Charges            -----         $91,420            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Commissions to Wholesalers                  -----           -----            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Promotional-Broker Meetings                 -----           -----            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Promotional-Other                         $13,686           -----           $1,197            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Prospectus Printing                        $3,948           -----              $14            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Telephone                                   -----           -----            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Wholesaler Expenses                      $134,802           -----           $2,571            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------
         Other                                       -----           -----            -----            -----
         ------------------------------------ ------------- --------------- ---------------- ----------------


OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND
   CLASS R SHARES
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
         Class A Shares of the Fund may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, Trustees/Directors and employees of Equity Funds I, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.


         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.


       Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Equity Funds I may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to RFS in writing that it has the requisite number of employees and has received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Equity Funds I must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares under Purchasing Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


LETTER OF INTENTION
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds I which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHTS OF ACCUMULATION

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.


         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES

         Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R Shares to participants.

INSTITUTIONAL CLASSES
         The Institutional Class of the Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code of which Delaware Services Company, Inc., the Distributor, or the Manage or one or more affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.


         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.


REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's Prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class Shares, but may not exchange their shares for Class B Share Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.


INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under INVESTMENT PLANS - Investing by Exchange. The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                  *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds I for proper instructions.

MONEYLINE(SM) ON DEMAND
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.


         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

 ASSET PLANNER
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell ESA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA DISCLOSURES
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell ESA are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
         An individual can contribute up to $3,000 in his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:


         ------------------------- -------------------------- -----------------------------
              CALENDAR YEAR              UNDER AGE 50               AGE 50 AND ABOVE
         ------------------------- -------------------------- -----------------------------
                   2004                     $3,000                       $3,500
         ------------------------- -------------------------- -----------------------------
                   2005                     $4,000                       $4,500
         ------------------------- -------------------------- -----------------------------
               2006 - 2007                  $4,000                       $5,000
         ------------------------- -------------------------- -----------------------------
                   2008                     $5,000                       $6,000
         ------------------------- -------------------------- -----------------------------


         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2003 through 2004 and increased limits in subsequent years is still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income between $60,000 and $70,000, and for single individuals with an AGI greater than $40,000 and less than $50,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions. The non-deductible contribution may not exceed the excess amount allowed as a deduction stated above over the amount actually allowed as a deduction under the AGI limitations.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

CONDUIT (ROLLOVER) IRAS
Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2002 are the same as the regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.

GROUP IRAS OR GROUP ROTH IRAS
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS)
         For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account ("Coverdell ESA") has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $2,000 per year and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.

         The $2,000 annual limit is an addition to the $3,000 annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell ESAs. In addition, multiple Coverdell ESAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2,000 annual contribution limit for a Coverdell ESA is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell ESA established on behalf of any other individual.

         Distributions from a Coverdell ESA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell ESA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell ESA benefiting one beneficiary to another Coverdell ESA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(K)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares are effected at the net asset value per share next calculated after receipt of the order by Equity Funds I, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements, which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all of the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are generally valued at the closing price on the exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures, upon which such securities are primarily traded. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollars values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Equity Funds I's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class the net asset value of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

         YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.


         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.


         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds I has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.


         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

         The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

WRITTEN REDEMPTION
         You can write to the Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


WRITTEN EXCHANGE
         You may also write to the Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.


TELEPHONE REDEMPTION AND EXCHANGE
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION -- CHECK TO YOUR ADDRESS OF RECORD
         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION -- PROCEEDS TO YOUR BANK
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions. See MoneyLineSM On Demand under Investment Plans.

SYSTEMATIC WITHDRAWAL PLANS

         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than or equal to 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pensions plans) (i) that purchase shares through a retirement plan alliance, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which RFS provides fully-bundled retirement plan services and maintains participant records on its proprietary record keeping system.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


         Delaware Balanced Fund will normally make payments from net investment income on a quarterly basis. Any payments from net realized securities profits will be made during the first quarter of the next fiscal year.

         Each Class of shares of the Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will incur distribution fees under their respective 12b-1 Plans.

         All dividends and any capital gains will be automatically reinvested in additional shares at the net asset value of the ex-dividend date unless, in the case of shareholders in the Fund Classes, an election to receive dividends in cash has been made. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Systematic Withdrawal Plans above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of that Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a regulated investment company (RIC) for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


TAXES


         It is the policy of the Fund to pay out substantially all net investment income and net realized gains to relieve it of federal income tax liability on that portion of its income paid to shareholders under the Code. The Fund has met these requirements in previous years and intends to meet them this year. The Fund is treated as a separate tax entity, and any capital gains and losses for the Fund are calculated separately.

         Distributions representing net investment income or short-term capital gains are taxable as ordinary income to shareholders, subject to the rules for qualified dividends enacted by JGTRRA. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations.


         For the fiscal year ended October 31, 2004, 73% of dividends paid from net investment income of Delaware Balanced Fund were eligible for this deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice to that Fund's shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of that Fund if such Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.


         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisors in this regard.

         Prior to purchasing shares, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Purchasing Shares.

         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain, and these gains are currently taxed at long-term capital gain rates. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above.


         The portfolio securities of Delaware Balanced Fund had a net unrealized appreciation for tax purposes of $12,195,356, as of October 31, 2004.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.


         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in the Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

         A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to the U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


         In order to qualify as a regulated investment company for federal income tax purposes, the Funds must meet certain specific requirements, including:


         (i) the Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) the Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its net capital gain earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to you by December 31 of each year in order to avoid federal excise tax. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When the Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversation of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES -- The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to the
Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

         If the Fund's Section 988 losses exceed the Fund's other net investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.


         The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Funds' income dividend paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Funds. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES -- The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, that Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at that Fund's level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.


INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds I's Board of Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $57.1 billion in assets in various institutional or separately managed, investment company and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Investment Management Agreement for the Funds is dated December 28, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds I who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds I or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreement provides that the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

                      ---------------------------------------------------
                      0.65% on first $500 million
                      ---------------------------------------------------
                      0.60% on next $500 million
                      ---------------------------------------------------
                      0.55% on next $1,500 million
                      ---------------------------------------------------
                      0.50% on assets in excess of $2,500 million
                      ---------------------------------------------------

         On October 31, 2004, the total net assets of Delaware Balanced Fund was $269,790,131. Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Equity Funds I.


         The investment management fees paid by the Funds for the past three fiscal years as follows:


         ------------------------------- -------------------------------------------------------------
         INVESTMENT MANAGEMENT FEES                      FISCAL YEAR ENDED OCTOBER 31
         ------------------------------- ----------------- ------------------------- -----------------
                                                2004                 2003                   2002
         ------------------------------- ----------------- ------------------------- -----------------
         Delaware Balanced Fund           $1,914,300 paid      $2,970,169 paid        $2,410,444 paid
         ------------------------------- ----------------- ------------------------- -----------------

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, the Fund is responsible for all of its own expenses. Among others, these include the Funds' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

PROXY VOTING POLICY
         The Fund has formally delegated to its investment manager, Delaware Management Company (the "Manager"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.


         In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because the Funds has delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE
         The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Fund's shares under separate Distribution Agreements dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.


        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

        --------------------------------------------------------------------------------- -------------------------
                                                                                           Basis Points on Sales
        --------------------------------------------------------------------------------- -------------------------
        Retail Mutual Funds (Class A, B and C Shares)                                              0.50%
        --------------------------------------------------------------------------------- -------------------------
        Merrill Lynch Connect Program                                                              0.25%
        --------------------------------------------------------------------------------- -------------------------
        Registered Investment Advisors and
        H.D. Vest Institutional Classes                                                            0.45%
        --------------------------------------------------------------------------------- -------------------------
        Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                   0%
        Delaware International Value Equity Fund Class I Shares
        --------------------------------------------------------------------------------- -------------------------

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

        --------------------------------------------------------------------------------- -------------------------
                                                                                           Basis Points on Sales
        --------------------------------------------------------------------------------- -------------------------
        Retail Mutual Funds (including shares of money market funds and house accounts             0.04%
        and shares redeemed within 30 days of purchase)
        --------------------------------------------------------------------------------- -------------------------
        Merrill Lynch Connect Program                                                                0%
        --------------------------------------------------------------------------------- -------------------------
        Registered Investment Advisors and
        H.D. Vest Institutional Classes                                                            0.04%
        --------------------------------------------------------------------------------- -------------------------
        Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                 0.04%
        Delaware International Value Equity Fund Class I Shares
        --------------------------------------------------------------------------------- -------------------------

        The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.


         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The Trustees annually review fees paid to the Distributor and the Transfer Agent.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds I are managed under the direction of its Board of Trustees.


         Certain officers and trustees of Equity Funds I hold identical positions in each of the other funds in the Delaware Investments family. As of January 31, 2005, Equity Funds I's officers and trustees owned less than 1% of the outstanding shares of each Class of Delaware Balanced Fund.

         As of January 31, 2005, management believes the following accounts held of record 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, Class R Shares and the Institutional Class of the Fund. Management does not have knowledge of beneficial owners.

--------------------------------- --------------------------------------------------------- ------------------- ---------------
CLASS                             NAME AND ADDRESS OF ACCOUNT                                     SHARE AMOUNT      PERCENTAGE
--------------------------------- --------------------------------------------------------- ------------------- ---------------
Delaware Balanced Fund            Merrill Lynch Pierce Fenner & Smith                               32,409.980           7.38%
Class C Shares                    For The Sole Benefit Of Its Customers SEC#97HY8
                                  Attention: Fund Administration
                                  4600 Deer Lake Drive East, 2nd Floor
                                  Jacksonville FL  32246
--------------------------------- --------------------------------------------------------- ------------------- ---------------
Delaware Balanced Fund            Delaware Management Business Trust -                                 203.500          84.05%
Class R Shares                    Delaware Investments Advisers
                                  Attn Joe Hastings
                                  2005 Market Street, 9th Floor
                                  Philadelphia PA  19103-7042
--------------------------------- --------------------------------------------------------- ------------------- ---------------
                                  MCB Trust Services Custodian FBO                                      37.590          15.52%
                                  DIW Group Inc
                                  700 17th Street, Suite 300
                                  Denver CO  80202-3531
--------------------------------- --------------------------------------------------------- ------------------- ---------------
Delaware Balanced Fund            RS DMC Employee MPP Plan                                          80,028.840          35.89%
Institutional Class Shares        Delaware Management Company
                                  Employee Money Purchase Pension
                                  C/O Rick Seidel
                                  2005 Market Street
                                  Philadelphia PA  19103-7042
--------------------------------- --------------------------------------------------------- ------------------- ---------------
                                  MCB Trust Services Trustee FBO                                    41,421.220          18.58%
                                  Clayton Foundation For Research 401(K)
                                  700 17th Street, Suite 300
                                  Denver CO  80202-3531
--------------------------------- --------------------------------------------------------- ------------------- ---------------
                                  MCB Trust Services Trustee FBO                                    28,427.620          12.75%
                                  Alta Colleges, Inc 401(K) Plan
                                  700 17th Street, Suite 300
                                  Denver CO  80202-3531
--------------------------------- --------------------------------------------------------- ------------------- ---------------
                                  MCB Trust Services Trustee FBO                                    17,455.570           7.83%
                                  UFCW & Employers Supported Pension Plan
                                  700 17th Street, Suite 300
                                  Denver CO  80202-3531
--------------------------------- --------------------------------------------------------- ------------------- ---------------
                                  MCB Trust Services Trustee FBO                                    14,996.920           6.72%
                                  Zoological Society Of Philadelphia 401k
                                  700 17th Street, Suite 300
                                  Denver CO  80202-3531
--------------------------------- --------------------------------------------------------- ------------------- ---------------
                                  MCB Trust Services Trustee FBO                                    11,482.920           5.15%
                                  Beam Pines, Inc. 401(K) Plan
                                  700 17th Street, Suite 300
                                  Denver CO  80202-3531
--------------------------------- --------------------------------------------------------- ------------------- ---------------

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is a indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.


         Trustees and principal officers of Equity Funds I are noted below along with their ages and their business experience for the past five years.



                                                                                                  NUMBER OF
                        POSITION(S) HELD                                                      PORTFOLIOS IN FUND
NAME, ADDRESS AND        WITH THE EQUITY       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
BIRTHDATE                   FUNDS IV               SERVED           DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        4 Years - Executive   Since August 2000, Mr.           75                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
Philadelphia, PA 19103 Executive Officer                            various executive
                          and Trustee(4)     1 Year - Trustee    capacities at different
March 10, 1963                                                      times at Delaware
                                                                       Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)

INDEPENDENT TRUSTEES
WALTER P. BABICH            Trustee              16 Years            Board Chairman -              92                   None
2005 Market Street                                                 Citadel Construction
Philadelphia, PA 19103                                                 Corporation
                                                                     (1989 - Present)
October 1, 1927

JOHN H. DURHAM              Trustee              25 Years(3)         Private Investor              92                 Trustee -
2005 Market Street                                                                                                Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                  22 WR Corporation

JOHN A. FRY                 Trustee(4)            3 Years         President - Franklin &           75           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
Philadelphia, PA 19103                                            (June 2002 - Present)

May 28, 1960                                                     Executive Vice President
                                                                     - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)

ANTHONY D. KNERR            Trustee              11 Years       Founder/Managing Director          92                   None
2005 Market Street                                                  - Anthony Knerr &
Philadelphia, PA 19103                                            Associates (Strategic
                                                                       Consulting)
December 7, 1938                                                     (1990 - Present)

ANN R. LEVEN                Trustee              15 Years         Treasurer/Chief Fiscal           92            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
Philadelphia, PA 19103                                                Gallery of Art                                Chairperson -
                                                                      (1994 - 1999)                                  Andy Warhol
November 1, 1940                                                                                                     Foundation

                                                                                                                     Director -
                                                                                                                    Systemax Inc.


                                                                                                 NUMBER OF
                        POSITION(S) HELD                                                    PORTFOLIOS IN FUND
NAME, ADDRESS AND        WITH THE EQUITY       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
BIRTHDATE                   FUNDS IV               SERVED           DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
INDEPENDENT TRUSTEES (continued)

THOMAS F. MADISON            Trustee              10 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
Philadelphia, PA 19103                                             Inc. (Small Business
                                                                 Investing and Consulting)                           Director -
February 25, 1936                                                 (January 1993 - Present)                       CenterPoint Energy

                                                                                                                     Director -
                                                                                                                 Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.

JANET L. YEOMANS             Trustee             5 Years         Vice President/Mergers &            92                   None
2005 Market Street                                                      Acquisitions -
Philadelphia, PA 19103                                                3M Corporation
                                                                 (January 2003 - Present)
July 31, 1948
                                                                   Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.

OFFICERS

MICHAEL P. BISHOF          Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(5)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA 19103   Chief Financial    February 17, 2005     at different times at
                            Officer                               Delaware Investments

August 18, 1962

RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(5)
2005 Market Street      President, Chief                        various executive capacities
Philadelphia, PA 19103  Legal Officer and                          at different times at
                           Secretary                                Delaware Investments

November 26, 1957

JOHN J. O'CONNOR           Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(5)
2005 Market Street        President and      February 17, 2005   various executive capacities
Philadelphia, PA 19103      Treasurer                              at different times at
                                                                    Delaware Investments

June 16, 1957

1 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's investment advisor, principal underwriter and its transfer agent.
2 Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
3  Mr. Durham served as a Director Emeritus from 1995 through 1998.
4 Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
5 Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

         Following is additional information regarding investment professionals affiliated with Equity Funds I.


------------------------------ ---------------------------------- ---------------------- ------------------------------------------
                                                                                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND BIRTHDATE     POSITION(S) HELD WITH THE FUNDS   LENGTH OF TIME SERVED           DURING PAST 5 YEARS
------------------------------ ------------------ --------------- ---------------------- ------------------------------------------
STEPHEN R. CIANCI               Vice President/Senior Portfolio          9 Years             Mr. Cianci has served in various
2005 Market Street                          Manager                                       executive capacities at different times
Philadelphia, PA 19103                                                                           at Delaware Investments.

May 12, 1969

------------------------------ ---------------------------------- ---------------------- ------------------------------------------
PAUL GRILLO                     Vice President/Senior Portfolio         11 Years             Mr. Grillo has served in various
2005 Market Street                          Manager                                       executive capacities at different times
Philadelphia, PA 19103                                                                           at Delaware Investments.

May 16, 1959

------------------------------ ---------------------------------- ---------------------- ------------------------------------------
JORDAN L. IRVING                Vice President/Senior Portfolio     Less than 1 Year      Vice President/Senior Portfolio Manager
2005 Market Street                          Manager                                                          -
Philadelphia, PA 19103                                                                    Delaware Investment Advisers (a series
                                                                                          of Delaware Management Business Trust)
December 25, 1973                                                                                 (March 2004 - Present)

                                                                                            Vice President/Portfolio Manager -
                                                                                             Merrill Lynch Investment Managers
                                                                                                (February 1998- March 2004)

------------------------------ ---------------------------------- ---------------------- ------------------------------------------
ANTHONY A. LOMBARDI             Vice President/Senior Portfolio     Less than 1 Year      Vice President/Senior Portfolio Manager
2005 Market Street                          Manager                                                          -
Philadelphia, PA 19103                                                                    Delaware Investment Advisers (a series
                                                                                          of Delaware Management Business Trust)
October 6, 1965                                                                                   (March 2004 - Present)

                                                                                            Vice President/Portfolio Manager -
                                                                                             Merrill Lynch Investment Managers
                                                                                               (February 1998 - March 2004)

------------------------------ ---------------------------------- ---------------------- ------------------------------------------
D. TYSEN NUTT, JR.               Senior Vice President/Senior       Less than 1 Year      Senior Vice President/Senior Portfolio
2005 Market Street                     Portfolio Manager                                                 Manager -
Philadelphia, PA 19103                                                                    Delaware Investment Advisers (a series
                                                                                          of Delaware Management Business Trust)
January 27, 1952                                                                                  (March 2004 - Present)

                                                                                            Vice President/Portfolio Manager -
                                                                                             Merrill Lynch Investment Managers
                                                                                               (February 1998 - March 2004)

------------------------------ ---------------------------------- ---------------------- ------------------------------------------
TIM L. RABE                      Senior Vice President/Senior            5 years         Mr. Rabe has served in various executive
2005 Market Street                     Portfolio Manager                                     capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments.

September 18, 1970

------------------------------ ---------------------------------- ---------------------- ------------------------------------------
ROBERT A. VOGEL, JR.            Vice President/Senior Portfolio     Less than 1 Year      Vice President/Senior Portfolio Manager
2005 Market Street                          Manager                                                          -
Philadelphia, PA 19103                                                                    Delaware Investment Advisers (a series
                                                                                          of Delaware Management Business Trust)
February 22, 1969                                                                                 (March 2004 - Present)

                                                                                            Vice President/Portfolio Manager -
                                                                                             Merrill Lynch Investment Managers
                                                                                               (February 1998 - March 2004)
------------------------------ ---------------------------------- ---------------------- ------------------------------------------



         The following table shows each Trustee's ownership of shares of the Funds and of all Delaware Investments funds as of December 31, 2004.

------------------------- ---------------------------------------- ------------------------------------------------------------
                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                           DOLLAR RANGE OF EQUITY SECURITIES IN      REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
TRUSTEES                                 THE FUNDS                               FAMILY OF INVESTMENT COMPANIES
------------------------- ---------------------------------------- ------------------------------------------------------------
Jude T. Driscoll                           None                                           Over $100,000
------------------------- ---------------------------------------- ------------------------------------------------------------
Walter A. Babich                           None                                           Over $100,000
------------------------- ---------------------------------------- ------------------------------------------------------------
John H. Durham                             None                                           Over $100,000
------------------------- ---------------------------------------- ------------------------------------------------------------
John A. Fry                                None                                           Over $100,000
------------------------- ---------------------------------------- ------------------------------------------------------------
Anthony D. Knerr                           None                                         $10,001 - $50,000
------------------------- ---------------------------------------- ------------------------------------------------------------
Ann R. Leven                               None                                          $Over $100,000
------------------------- ---------------------------------------- ------------------------------------------------------------
Thomas F. Madison                 Delaware Balanced Fund                                $10,001 - $50,000
                                        $1 - 10,000
------------------------- ---------------------------------------- ------------------------------------------------------------
Janet L. Yeomans                           None                                        $50,001 - $100,000
------------------------- ---------------------------------------- ------------------------------------------------------------

         The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Equity Funds I and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a Trustee or Director for the fiscal year ended October 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2004. Only the Independent Trustees of Equity Funds I receive compensation from the Funds.

------------------------- ---------------------- ------------------------- --------------------- ------------------------------
                                AGGREGATE         PENSION OR RETIREMENT      ESTIMATED ANNUAL     TOTAL COMPENSATION FROM THE
                            COMPENSATION FROM      BENEFITS ACCRUED AS        BENEFITS UPON         INVESTMENT COMPANIES IN
NAME                         EQUITY FUNDS I       PART OF FUND EXPENSES        RETIREMENT1           DELAWARE INVESTMENTS2
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
Walter P. Babich                 $2,318                    none                  $70,000                   $110,870
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
John H. Durham                   $2,135                    none                  $70,000                   $101,930
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
John A. Fry                      $2,331                    none                  $70,000                   $91,4583
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
Anthony D. Knerr                 $2,353                    none                  $70,000                   $109,345
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
Ann R. Leven                     $2,534                    none                  $70,000                   $115,870
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
Thomas F. Madison                $2,416                    none                  $70,000                   $109,620
------------------------- ---------------------- ------------------------- --------------------- ------------------------------
Janet L. Yeomans                 $2,416                    none                  $70,000                   $101,930
------------------------- ---------------------- ------------------------- --------------------- ------------------------------

1 Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of October 31, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

2 Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/ Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.
3 In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $8,827 in professional fees from Voyageur Funds for services provided to the Fund's Board.


         The Board of Trustees has the following committees:


         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of Funds consists of the following three independent trustees appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. The Audit Committee held six meetings during Equity Funds I's last fiscal year.

         Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the Board: Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent. The Nominating Committee held 10 meetings during Equity Funds I's last fiscal year.



GENERAL INFORMATION


         Equity Funds I was originally organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on December 28, 1999. It is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act.

         The Board of Trustees is responsible for overseeing the performance of the Fund's investment advisor and determining whether to approve and/or renew the Fund's investment management agreement. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         o The nature, extent and quality of the services provided by the investment advisor.

         o The investment performance of the Fund's assets managed by the investment advisor.

         o The fair market value of the services provided by the investment advisor.

         o Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         o The extent to which the investment advisor has realized or will realize economies of scale as the Fund grows.

         o Other benefits accruing to the investment advisor or its affiliates from its relationship with the Fund.

         o The investment advisor's management of the operating expenses of the Fund, such as transaction costs, including how portfolio transactions for the Fund are conducted and brokers are chosen.

         At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Fund, including the investment advisors, the distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Fund and both the costs to the Fund and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Fund and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Fund's performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Fund's peer mutual funds. In addition to information pertaining to the Fund, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

         In reviewing the investment management agreements for the Fund, the Board of Trustees considered the Fund's performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Fund, the Fund's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Fund and quality of other services provided to the Fund in addition to investment advice.

         The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Fund's investment advisors during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the investment performance of the Fund and of comparable mutual funds advised by Delaware, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Fund's performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Fund compared by Lipper to their respective peer group is as follows. The Fund's performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.


         ------------------------------------------ ------------------ ------------------ --------------------
                                                               1 YEAR            3 YEARS              5 YEARS
         ------------------------------------------ ------------------ ------------------ --------------------

         Delaware Balanced Fund                                23.37%              0.14%               -2.07%
                                                        2nd quartile(1)    4th quartile(1)        4th quartile(1)
         ------------------------------------------ ------------------ ------------------ -----------------------

         Performance measured against the Fund's peer universe. A Fund's peer universe comprises all funds that have the same investment objective as the Fund and is created by Lipper to expand a peer group and provide a broader view of performance within the investment objective. A peer group is a smaller group of funds that may be similar in management style, duration or quality.

         In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with the Fund, the Board considered the service fees charged to each Fund and the fair market value of the services provided by the investment advisors.

         The Board's objective is to limit the total expense ratio of the Fund to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of the Fund's expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Fund compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%(1).

         ---------------------------------------- ----------------------- ------------------------ ------------------------
                                                       CONTRACTUAL
                                                     MANAGEMENT FEES      ACTUAL MANAGEMENT FEES       TOTAL EXPENSES
         ---------------------------------------- ----------------------- ------------------------ ------------------------
         Delaware Balanced Fund                       2nd quartile            1st quartile             4th quartile
         ---------------------------------------- ----------------------- ------------------------ ------------------------

         The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.


--------
1 The performance quartile methodology is the opposite of the expense quartile methodology (e.g., the highest expense is defined as being in the fourth quartile, and the highest total return is defined as being in the fourth quartile, etc.).

         The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Fund, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Fund investors.


         The Manager and its affiliate Delaware International Advisers Ltd. manage several of the investment options for Delaware-Lincoln ChoicePlus and Delaware MedallionSM III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed-income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. See Delaware VIP Trust in Appendix A.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

         ----------------------------------------------------------------------------------------------------------------
                                                     DELAWARE BALANCED FUND
                                                         CLASS A SHARES
         --------------------------- -------------------------------- ---------------------------- ----------------------
                                      TOTAL AMOUNT OF UNDERWRITING       AMOUNTS REALLOWED TO       NET COMMISSIONS TO
         FISCAL YEAR ENDED                     COMMISSIONS                      DEALERS                DISTRIBUTORS
         --------------------------- -------------------------------- ---------------------------- ----------------------
         10/31/04                               $129,608                       $108,656                   $20,952
         --------------------------- -------------------------------- ---------------------------- ----------------------
         10/31/03                               $120,025                       $103,006                   $17,019
         --------------------------- -------------------------------- ---------------------------- ----------------------
         10/31/02                               $157,986                       $138,218                   $19,768
         --------------------------- -------------------------------- ---------------------------- ----------------------

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of the Fund as follows:

         ---------------------------------------------------------
                          LIMITED CDSC PAYMENTS
         ---------------------------------------------------------
                                        DELAWARE BALANCED FUND
         FISCAL YEAR ENDED                      CLASS A
         ---------------------------- ----------------------------
         10/31/04                                $---
         ---------------------------- ----------------------------
         10/31/03                                $---
         ---------------------------- ----------------------------
         10/31/02                                $---
         ---------------------------- ----------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of the Fund as follows:


         ---------------------------------------------------------
                              CDSC PAYMENTS
         ---------------------------- ----------------------------
                                        DELAWARE BALANCED FUND
         FISCAL YEAR ENDED                      CLASS B
         ---------------------------- ----------------------------
         10/31/04                               $71,623
         ---------------------------- ----------------------------
         10/31/03                              $123,687
         ---------------------------- ----------------------------
         10/31/02                              $210,793
         ---------------------------- ----------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of the Fund as follows:

         ---------------------------------------------------------
                              CDSC PAYMENTS
         ---------------------------- ----------------------------
                                        DELAWARE BALANCED FUND
         FISCAL YEAR ENDED                      CLASS C
         ---------------------------- ----------------------------
         10/31/04                                2,409
         ---------------------------- ----------------------------
         10/31/03                               $3,675
         ---------------------------- ----------------------------
         10/31/02                                $974
         ---------------------------- ----------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:


                 Shareholder Accounts          $21.25 Per Annum
                 Retirement Accounts           $30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.


         The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.


         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds I's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds I to delete the words "Delaware Group" from Equity Funds I's name.


         The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of the Fund's securities and cash. As custodian for the Funds, JPMorgan maintains a separate account or accounts for the Funds; receives, holds and releases portfolio securities on account of the Funds; receives and disburses money on behalf of the Funds; and collects and receives income and other payments and distributions on account of the Funds' portfolio securities.


CAPITALIZATION
         Equity Funds I has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         The Fund currently offers five classes of shares. Each Class of the Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes except that shares of an Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares they hold. However, Class B Shares of the Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of that Fund's Class A, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes. While shares of Equity Funds I have equal voting rights on matters affecting both Funds, the Fund would vote separately on any matter which it is directly affected by, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the 1940 Act. Shares of the Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.

         Prior to November 9, 1992, Equity Funds I offered only one series, now known as Delaware Balanced Fund and one class of shares, Delaware Balanced Fund A Class. Beginning November 9, 1992, Delaware Balanced Fund began offering Delaware Balanced Fund Institutional Class. Class B Shares for the Fund was not offered prior to September 6, 1994, beginning as of November 29, 1995, the Fund began offering Class C Shares and beginning as of June 2, 2003, the Fund began offering Class R Shares.


         Effective as of the close of business December 27, 1996, the name of Delaware Group Delaware Fund, Inc. was changed to Delaware Group Equity Funds I, Inc. Also effective as of the close of business December 27, 1996, the name of Common Stock series was changed to Delaware Fund series.


         Prior to September 6, 1994, Delaware Balanced Fund A Class was known as Delaware Fund class and Delaware Balanced Fund Institutional Class was known as Delaware Fund (Institutional) class.


         Effective as of the close of business December 29, 1998, the name of Delaware Fund and its Classes, changed to Delaware Balanced Fund.

         Effective as of December 28, 1999, the name of Delaware Group Equity Funds I, Inc. changed to Delaware Group Equity Funds I.

         Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

NONCUMULATIVE VOTING
         Equity Funds I shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds I voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent registered public accounting firm for Equity Funds I and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ended October 31, 2004, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

                                     PART C
                                OTHER INFORMATION

Item 22.          Exhibits

                  (a)      Agreement and Declaration of Trust.

                           (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                           (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                  (b)      By-Laws. Amended and Restated By-Laws (August 19,
                           2004) incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004.

                  (c)      Copies of All Instruments Defining the Rights of
                           Holders.

                           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit (a)(1).

                           (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004 as Exhibit (b).

                  (d)      Investment Management Agreements.

                           (1) Executed Investment Management Agreement (December 28, 1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 111 filed October 30, 2000.

                  (e)      (1)     Distribution Agreements.

                                   (i)  Executed Distribution Agreement (May 15,
                                        2003) between Delaware Distributors,
                                        L.P. and the Registrant on behalf of the Fund incorporated into this filing by reference to Post-Effective Amendment No. 116 filed December 31, 2003.

                                   (ii) Executed Second Amended and Restated
                                        Financial Intermediary Distribution
                                        Agreement (August 21, 2003) between
                                        Delaware Distributors, L.P. and Lincoln
                                        Financial Distributors, Inc. on behalf
                                        of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 116 filed December 31, 2003.

                           (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                           (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                           (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                           (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004.

                  (f)      Inapplicable.

                  (g)      Custodian Agreements.

                           (1) Executed Global Custody Agreement (May 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                                   (i)  Executed Amendment (July 1, 2001) to
                                        Global Custody Agreement incorporated
                                        into this filing by reference to
                                        Post-Effective Amendment No. 114 filed
                                        December 30, 2002.

                                   (ii) Executed Amendment No. 1 to Schedule A
                                        (July 17, 2003) of Global Custody
                                        Agreement incorporated into this filing
                                        by reference to Post-Effective Amendment
                                        No. 116 filed December 31, 2003.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 111 filed October 30, 2000.

                                    (i)     Executed Amendment (October 1, 2002)
                                            to Securities Lending Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 114 filed December 30,
                                            2002.

                                    (ii)    Executed Amendment No. 1 to Schedule
                                            A (July 17, 2003) to Securities
                                            Lending Agreement incorporated into
                                            this filing by reference to
                                            Post-Effective Amendment No. 116
                                            filed December 31, 2003.

                  (h)      Other Material Contracts.

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                                   (i)  Executed Amendment Letter (August 23,
                                        2002) to Shareholder Services Agreement
                                        incorporated into this filing by
                                        reference to Post-Effective Amendment
                                        No. 116 filed December 31, 2003.

                                   (ii) Executed Schedule B (December 2, 2004)
                                        to the Shareholder Services Agreement
                                        attached as Exhibit.

                           (2) Executed Delaware Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Balanced Fund and Delaware Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                                   (i)  Executed Schedule B (May 16, 2002) to
                                        the Delaware Family of Funds Fund
                                        Accounting Agreement incorporated into
                                        this filing by reference to
                                        Post-Effective Amendment No. 114 filed
                                        December 30, 2002.

                                   (ii) Executed Amendment No. 27 to Schedule A
                                        (October 1, 2003) of Delaware Family of
                                        Funds Fund Accounting Agreement
                                        incorporated into this filing by
                                        reference to Post-Effective Amendment
                                        No. 116 filed December 31, 2003.

                  (i) Legal Opinion. Incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                  (j) Consent of Independent Registered Public Accounting Firm. Attached as Exhibit.

                  (k)      Inapplicable.

                  (l)      Inapplicable.

                  (m)      Plans under Rule 12b-1.

                           (1) Plan under Rule 12b-1 (April 19, 2001) for each Fund's A Class incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                           (2) Plan under Rule 12b-1 (April 19, 2001) for each Fund's B Class incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                           (3) Plan under Rule 12b-1 (April 19, 2001) for each Fund's C Class incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                           (4) Plan under Rule 12b-1 (May 1, 2003) for each Fund's R Class incorporated into this filing by reference to Post-Effective Amendment No. 115 filed April 30, 2003.

                  (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 115 filed April 30, 2003.

                  (o)      Inapplicable.

                  (p)      Codes of Ethics.

                           (1) Codes of Ethics for Delaware Investments' Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004.

                           (2) Code of Ethics for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004.

                           (3)     Code of Ethics for Lincoln Financial
                                   Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004.

                  (q)      Power of Attorney. Attached as Exhibit.

Item 23.          Persons Controlled by or under Common Control with Registrant.
                  None.

Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 117 filed December 27, 2004 as Exhibit (b).

Item 25.          Business and Other Connections of Investment Adviser.

                  Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global and International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

                  The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094

-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Jude T. Driscoll                       President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                       Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                       Trust)

                                       Chairman/President/Chief Executive Officer of each fund in the Delaware Investments
                                       Family of Funds

                                       Chairman and Director of Delaware International Advisers Ltd.

                                       President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                       Inc., DMH Corp, DIAL Holding Company, Inc., Delaware International Holdings Ltd.,
                                       Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management
                                       Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Delaware Distributors,
                                       L.P., Lincoln National Investment Companies, Inc. and LNC Administrative Services
                                       Corporation

                                       President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                       Trust)

                                       Director of HYPPCO Finance Company Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
John C. E. Campbell                    Executive Vice President/Global Marketing & Client Services of Delaware Management
                                       Company (a series of Delaware Management Business Trust)

                                       Executive Vice President/Global Marketing Sales, Client Services & Product Development
                                       and President/Global Institutional Services of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

                                       Director of Delaware International Advisers Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
Patrick P. Coyne                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management (each series of Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                       Management Business Trust and Lincoln National Investment Companies, Inc.

                                       Executive Vice President/Managing Director/Head of Equity Investments of each fund in the
                                       Delaware Investments Family of Funds

                                       President and Director of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------


-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph H. Hastings                     Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of Delaware
                                       Management Company, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                       Delaware Management Business Trust, Lincoln National Investment Companies, Inc. and LNC
                                       Administrative Services Corporation

                                       Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                                       Management Trust Company

                                       Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Executive Vice President/Interim Chief Financial Officer of Delaware International
                                       Holdings Ltd.

                                       Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Richelle S. Maestro                    Executive Vice President/General Counsel/Secretary of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                       Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                       U.S., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                       Lincoln National Investment Companies, Inc. and LNC Administrative Services Corporation

                                       Executive President/Deputy General Counsel and Director of Delaware International
                                       Holdings Ltd.

                                       Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                       Business Trust and Delaware Distributors, L.P.

                                       Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company

                                       Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and
                                       Lincoln National Income Fund, Inc.

                                       General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
See Yeng Quek                          Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       Delaware Management Company, Delaware Investment Advisers and Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds

                                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                                       Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business Trust
                                       and Lincoln National Investment Companies, Inc.

                                       Director/Trustee of DHM Corp., DIAL Holding Company, Inc., Delaware International
                                       Holdings Ltd., Delaware Investments U.S., Inc., Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc. and HYPPCO Finance Company Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
Gerald S. Frey                         Managing Director/Chief Investment Officer - Growth Investing of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                       Management Business Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Douglas L. Anderson                    Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                                       Retirement Financial Services, Inc. and Delaware Distributors, L.P

                                       Senior Vice President/Operations and Director of Delaware  Management Trust Company
-------------------------------------- -------------------------------------------------------------------------------------------
Robert L. Arnold                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Marshall T. Bassett                    Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Christopher S. Beck                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael P. Bishof                      Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                                       Capital Management (each a series of Delaware Management Business Trust), Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.

                                       Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)

                                       Senior Vice President/Manager of Investment Accounting of Delaware International Advisers
                                       Ltd.,

                                       Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                                       Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Ryan K. Brist                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President of Lincoln National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Timothy G. Connors                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust , Lincoln
                                       National Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Nancy M. Crouse                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investment Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
George E. Deming                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Director of Delaware International Advisers Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
Robert J. DiBraccio                    Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
John B. Fields                         Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Trustee of Delaware Management Business Trust
-------------------------------------- -------------------------------------------------------------------------------------------
John A. Heffern                        Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Carolyn McIntyre(1)                    Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware General Management, Inc., Delaware Management Business
                                       Trust and Lincoln National Investment Companies, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Susan L. Natalini                      Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Francis X. Morris                      Director - Fundamental Research/Senior Portfolio Manager of Delaware Management Company
                                       (a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                       Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
John J. O'Connor                       Senior Vice President/Investment Accounting of Delaware Management Company (a series of
                                       Delaware Management Business Trust) and Delaware Service Company, Inc.

                                       Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Philip R Perkins(2)                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                                       Delaware Investment Adviser (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Timothy L. Rabe                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Paul M. Ross                           Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
James L. Shields                       Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                                       Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Ward W. Tatge                          Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Gary T. Abrams                         Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Christopher S. Adams                   Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Renee E. Anderson                      Vice President/Portfolio Manager/Senior Equity Analyst II of Delaware Management Company
                                       (a series of Delaware Management Business Trust) and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Damon J. Andres                        Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company (a
                                       series of Delaware Management Business Trust)

                                       Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Vice President of Lincoln National Convertible Securities Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph R. Baxter                       Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard E. Biester                     Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Vincent A. Brancaccio                  Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Michael P. Buckley                     Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                                       Company and Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust)

                                       Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                  Vice President/Client Services of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware General
                                       Management, Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Stephen R. Cianci                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
David F. Connor                        Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                       Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors,
                                       Inc. Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds

                                       Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                       Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph F. DeMichele                    Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                       Management Business Trust)

                                       Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Joel A. Ettinger                       Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                                       Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                       Company, Inc., Delaware General Management, Inc., Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                       Services, Inc., Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                       National Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Phoebe W. Figland                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph Fiorilla                        Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Charles E. Fish                        Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Clifford M. Fisher(3)                  Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Denise A. Franchetti                   Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Brian Funk                             Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
James A. Furgele                       Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                       Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Brent C. Garrells                      Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------


-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------


Daniel V. Geatens                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Stuart M. George                       Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Barry Gladstein                        Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Paul Grillo                            Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Brian T. Hannon                        Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Jonathan Hatcher(4)                    Vice President/Senior High Yield Trader of Delaware Management Company (a series of
                                       Delaware Management Business Trust)

                                       Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Cynthia Isom                           Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Kenneth R. Jackson                     Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Steven T. Lampe                        Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Kevin S. Lee                           Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                       Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                                       Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                       National Investment Companies, Inc., LNC Administrative Services Corporation and LNC
                                       Administrative Services Corporation
-------------------------------------- -------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.               Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael S. Morris                      Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
John R. Murray                         Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------



-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Brian L. Murray. Jr.(5)                Senior Vice President/Chief Compliance Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Delaware Distributors,
                                       L.P., and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
David P. O'Connor                      Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                       Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service
                                       Company, Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Philip O. Obazee                       Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
------------------------------------- -------------------------------------------------------------------------------------------
Donald G. Padilla                      Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard Salus                          Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and LNC Administrative Services Corporation

                                       Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware
                                       Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                       Delaware Management Trust Company, Delaware Management Business Trust and Delaware
                                       Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Kevin C. Schildt                       Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard D. Seidel                      Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                                       Companies, Inc. and LNC Administrative Services Corporation

                                       Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding
                                       Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Brenda L. Sprigman                     Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Matthew J. Stephens                    Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------




-------------------------------------- -------------------------------------------------------------------------------------------
                                       POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES HELD
-------------------------------------- -------------------------------------------------------------------------------------------
Michael T. Taggart                     Vice President/Facilities & Administrative Services of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors,
                                       L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Lori P. Wachs                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Laura Wagner                           Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Chris Welker                           Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
James J. Wright                        Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

(1) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(4) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(5) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
-------------------------------------------------------------------------------

Item 26. Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2001 Market Street, Philadelphia, PA 19103-7094.

-------------------------------------------- ----------------------------------------- -----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ----------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                  General Partner                           None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Delaware Capital Management                  Limited Partner                           None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Delaware Investment Advisers                 Limited Partner                           None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Kevin J. Lucey                               President/Chief Executive Officer         None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Joseph H. Hastings                           Executive Vice President                  Executive Vice President/Chief
                                                                                       Financial Officer
-------------------------------------------- ----------------------------------------- -----------------------------------------
Richelle S. Maestro                          Executive Vice President/General          Executive Vice President/General
                                             Counsel/ Secretary                        Counsel/ Secretary (Chief Legal Officer)
-------------------------------------------- ----------------------------------------- -----------------------------------------
Philip N. Russo                              Executive Vice President/Chief            None
                                             Financial Officer
-------------------------------------------- ----------------------------------------- -----------------------------------------
Douglas L. Anderson                          Senior Vice President/Operations          None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Michael P. Bishof                            Senior Vice President/Investment          Senior Vice President/Treasurer
                                             Accounting
-------------------------------------------- ----------------------------------------- -----------------------------------------
Thomas M. McConnell                          Senior Vice President/Senior 529 Plans    None
                                             Product Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------
Carolyn McIntyre                             Senior Vice President/Human Resources     None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Daniel J. Perullo                            Senior Vice President/Eastern Director,   None
                                             Institutional Sales
-------------------------------------------- ----------------------------------------- -----------------------------------------
Robert E. Powers                             Senior Vice President/Senior Domestic     None
                                             Sales Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------
James L. Shields                             Senior Vice President/Chief Information   None
                                             Officer
-------------------------------------------- ----------------------------------------- -----------------------------------------
Trevor M. Blum                               Vice President/Senior Consulting          None
                                             Relationship Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------


-------------------------------------------- ----------------------------------------- -----------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ----------------------------------------- -----------------------------------------
Elisa C. Colkitt                             Vice President/Broker Dealer Operations   None
                                             & Service Support
-------------------------------------------- ----------------------------------------- -----------------------------------------
David F. Connor                              Vice President/Deputy General             Vice President/Deputy General
                                             Counsel/Assistant Secretary               Counsel/Assistant Secretary
-------------------------------------------- ----------------------------------------- -----------------------------------------
Joel A. Ettinger                             Vice President/Taxation                   Vice President/Taxation
-------------------------------------------- ----------------------------------------- -----------------------------------------
Susan T. Friestedt                           Vice President/Retirement Services        None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Edward M. Grant                              Vice President/Defined Contribution       None
                                             Sales Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                           Vice President/Senior Product             None
                                             Manager/Communications Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------
Kevin S. Lee                                 Vice President/Assistant Controller       None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Brian L. Murray, Jr.                         Senior Vice President/Chief Compliance    Senior Vice President/Chief Compliance
                                             Officer                                   Officer
-------------------------------------------- ----------------------------------------- -----------------------------------------
David P. O'Connor                            Vice President/Associate General          Vice President/Associate General
                                             Counsel/Assistant Secretary               Counsel/Assistant Secretary
-------------------------------------------- ----------------------------------------- -----------------------------------------
Robinder Pal                                 Vice President/Senior Retail e-Business   None
                                             / Production Services Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------
Richard  Salus                               Vice President/Deputy Controller          None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Richard D. Seidel                            Vice President/Assistant Treasurer        None
-------------------------------------------- ----------------------------------------- -----------------------------------------
Theresa L. Sabol                             Vice President/Defined Contribution       None
                                             Sales Manager
-------------------------------------------- ----------------------------------------- -----------------------------------------
Michael T. Taggart                           Vice President/Facilities &               None
                                             Administrative Services
-------------------------------------------- ----------------------------------------- -----------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

-------------------------------------------- ----------------------------------------- ------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICE WITH LFD               POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ----------------------------------------- ------------------------------------------
Westley V. Thompson                          President/Chief Executive Officer and     None
                                             Director
------------------------------------------- ----------------------------------------- ------------------------------------------
David M. Kittredge                           Senior Vice President and Director        None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Terrance Mullen                              Senior Vice President                     None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Donald Roberson                              Senior Vice President                     None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Margaret Skinner                             Senior Vice President                     None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Patrick J. Caulfield(1)                      Vice President/Chief Compliance Officer   None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Frederick J. Crawford(2)                      Vice President/Treasurer                 None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Daniel P. Hickey(2)                          Vice President                            None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Rochelle Krombolz                            Vice President                            None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William Lamoin                               Vice President                            None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Gregory Smith                                Vice President                            None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Michael S. Smith                             Vice President, Chief Financial Officer   None
                                             and Chief Administrative Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Joyce L. Byrer(3)                            Secretary                                 None
-------------------------------------------- ----------------------------------------- ------------------------------------------

--------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103.
(3) 1300 Clinton Street, Fort Wayne, IN 46802
--------------------------------------------------------------------------------

                  (c)      Inapplicable.

Item 27. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street,
         Philadelphia, PA 19103.

Item 28. Management Services.  None.

Item 29. Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 23rd day of February, 2005.

                                             DELAWARE GROUP EQUITY FUNDS I

                                             By:      Jude T. Driscoll
                                                  ---------------------------
                                                      Jude T. Driscoll
                                                          Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                                    Title                                      Date
-------------------------      --------------------------------------------------     --------------------------

Jude T. Driscoll               Chairman/President/Chief Executive Officer                 February 23, 2005
-------------------------      (Principal Executive Officer) and Trustee
Jude T. Driscoll

                        *      Trustee                                                    February 23, 2005
-------------------------
Walter P. Babich

                        *      Trustee                                                    February 23, 2005
-------------------------
John H. Durham

                        *      Trustee                                                    February 23, 2005
-------------------------
John A. Fry

                        *      Trustee                                                    February 23, 2005
-------------------------
Anthony D. Knerr

                        *      Trustee                                                    February 23, 2005
-------------------------
Ann R. Leven

                        *      Trustee                                                    February 23, 2005
-------------------------
Thomas F. Madison

                        *      Trustee                                                    February 23, 2005
-------------------------
Janet L. Yeomans

                        *      Executive Vice President/Chief Financial Officer           February 23, 2005
-------------------------      (Principal Financial Officer)
Michael P. Bishof


                             *By: Jude T. Driscoll
                                  -------------------------
                                  Jude T. Driscoll
                               As Attorney-in-Fact for
                            each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


















                                    EXHIBITS
                                       TO
                                    FORM N-1A



















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.   Exhibit
-----------   -------

EX-99.H1(ii)  Executed Schedule B (December 2, 2004) to the Shareholder Services
              Agreement

EX-99.J       Consent of Independent Registered Public Accounting Firm

EX-99.Q       Power of Attorneys (February 17, 2005)